                                                                    Exhibit 99.2

                                                                       EXECUTION

================================================================================


                            AURORA LOAN SERVICES LLC,

                                   as Servicer

                         LEHMAN BROTHERS HOLDINGS INC.,

                                    as Seller

                                       and

                            AURORA LOAN SERVICES LLC

                               as Master Servicer


                          -----------------------------


                 Structured Adjustable Rate Mortgage Loan Trust
                Mortgage Pass-Through Certificates, Series 2005-5

                               SERVICING AGREEMENT

                            Dated as of April 1, 2005


                          -----------------------------


================================================================================

                                TABLE OF CONTENTS

                                                                                              Page
                                                                                              ----
ARTICLE I. DEFINITIONS .......................................................................   2

ARTICLE II. SELLER'S ENGAGEMENT OF SERVICER TO PERFORM
                   SERVICING RESPONSIBILITIES ................................................  12

Section 2.01       Contract for Servicing; Possession of Servicing Files......................  12
Section 2.02       Books and Records .........................................................  13

ARTICLE III. SERVICING OF THE MORTGAGE LOANS .................................................  14

Section 3.01       Servicer to Service .......................................................  14
Section 3.02       Collection of Mortgage Loan Payments ......................................  16
Section 3.03       Establishment of and Deposits to Custodial Account ........................  16
Section 3.04       Permitted Withdrawals From Custodial Account ..............................  17
Section 3.05       Establishment of and Deposits to Escrow Account ...........................  19
Section 3.06       Permitted Withdrawals From Escrow Account .................................  19
Section 3.07       Maintenance of PMI Policy and/or LPMI Policy; Claims ......................  20
Section 3.08       Fidelity Bond and Errors and Omissions Insurance ..........................  21
Section 3.09       Notification of Adjustments ...............................................  21
Section 3.10       Completion and Recordation of Assignments of Mortgage .....................  22
Section 3.11       Protection of Accounts ....................................................  22
Section 3.12       Payment of Taxes, Insurance and Other Charges .............................  22
Section 3.13       Maintenance of Hazard Insurance ...........................................  23
Section 3.14       Maintenance of Mortgage Blanket Insurance .................................  23
Section 3.15       Restoration of Mortgaged Property .........................................  24
Section 3.16       Title, Management and Disposition of REO Property .........................  24
Section 3.17       Real Estate Owned Reports .................................................  27
Section 3.18       MERS ......................................................................  27
Section 3.19       Waiver of Prepayment Penalty Amounts ......................................  27

ARTICLE IV. PAYMENTS TO MASTER SERVICER ......................................................  28

Section 4.01       Remittances ...............................................................  28
Section 4.02       Statements to Master Servicer .............................................  29
Section 4.03       Monthly Advances by Servicer ..............................................  30

ARTICLE V. GENERAL SERVICING PROCEDURES ......................................................  30

Section 5.01       Servicing Compensation ....................................................  30
Section 5.02       Annual Audit Report .......................................................  31
Section 5.03       Annual Officer's Certificate ..............................................  31
Section 5.04       Transfers of Mortgaged Property ...........................................  32

ARTICLE VI. REPRESENTATIONS, WARRANTIES AND AGREEMENTS .......................................  33

Section 6.01       Representations, Warranties and Agreements of the Servicer ................  33
Section 6.02       Remedies for Breach of Representations and Warranties of the
                   Servicer ..................................................................  34
Section 6.03       Additional Indemnification by the Servicer; Third Party Claims ............  35
Section 6.04       Indemnification with Respect to Certain Taxes and Loss of REMIC
                   Status ....................................................................  36

ARTICLE VII. THE SERVICER ....................................................................  36

Section 7.01       Merger or Consolidation of the Servicer ...................................  36
Section 7.02       Limitation on Liability of the Servicer and Others ........................  37
Section 7.03       Limitation on Resignation and Assignment by the Servicer ..................  37
Section 7.04       Subservicing Agreements and Successor Subservicer .........................  38

ARTICLE VIII. TERMINATION ....................................................................  39

Section 8.01       Termination for Cause .....................................................  39
Section 8.02       Termination Without Cause .................................................  40

ARTICLE IX. MISCELLANEOUS PROVISIONS .........................................................  41

Section 9.01       Successor to the Servicer .................................................  41
Section 9.02       Costs .....................................................................  43
Section 9.03       Notices ...................................................................  43
Section 9.04       Severability Clause .......................................................  44
Section 9.05       No Personal Solicitation ..................................................  45
Section 9.06       Counterparts ..............................................................  45
Section 9.07       Place of Delivery and Governing Law .......................................  45
Section 9.08       Further Agreements ........................................................  46
Section 9.09       Intention of the Parties ..................................................  46
Section 9.10       Successors and Assigns; Assignment of Servicing Agreement .................  46
Section 9.11       Assignment by the Seller ..................................................  46
Section 9.12       Amendment .................................................................  46
Section 9.13       Waivers ...................................................................  47
Section 9.14       Exhibits ..................................................................  47
Section 9.15       General Interpretive Principles ...........................................  47
Section 9.16       Reproduction of Documents .................................................  47
Section 9.17       Protection of Confidential Information ....................................  48

                              EXHIBITS & SCHEDULES

EXHIBIT A          Mortgage Loan Schedule
EXHIBIT B          Custodial Account Certification Notice
EXHIBIT C          Escrow Account Certification Notice
EXHIBIT D-1        Form of Monthly Remittance Advice
EXHIBIT D-2        Standard Layout for Monthly Defaulted Loan Report
EXHIBIT E          Form of Certification to be Provided to the Depositor, the
                   Trustee And the Master Servicer by the Servicer
EXHIBIT F          Assignment and Assumption Agreement

                               SERVICING AGREEMENT

      THIS SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of April, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller"), AURORA LOAN SERVICES LLC, a Delaware limited liability company (the "Servicer"), and AURORA LOAN SERVICES LLC, as Master Servicer under the Trust Agreement (as defined herein) recites and provides as follows:

RECITALS

      WHEREAS, the Servicer and Lehman Brothers Bank, FSB (the "Bank") are parties to a Flow Servicing Agreement, dated as of August 31, 1999 (the "Bank Flow Servicing Agreement"), pursuant to which the Servicer services certain of the residential adjustable rate mortgage loans identified on Exhibit A hereto (the "Bank Mortgage Loans");

      WHEREAS, pursuant to an Assignment and Assumption Agreement, dated August 1, 2003 (the "Assignment Agreement"), the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the Bank Flow Servicing Agreement and assumed for the benefit of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the Bank Flow Servicing Agreement;

      WHEREAS, the Servicer and the Seller are parties to a Flow Servicing Agreement, dated as of February 15, 2000 (the "Holdings Flow Servicing Agreement"), pursuant to which the Servicer services certain of the mortgage loans identified on Exhibit A hereto (the "Holdings Mortgage Loans," and together with the Bank Mortgage Loans, the "Mortgage Loans");

      WHEREAS, the Seller has conveyed such Mortgage Loans on a servicing-retained basis to Structured Asset Securities Corporation (the "Depositor"), which in turn has conveyed the Mortgage Loans to JPMorgan Chase Bank, N.A., as trustee (the "Trustee"), under a trust agreement dated as of April 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora Loan Services LLC, as master servicer (together with any successor Master Servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and the Depositor;

      WHEREAS, from time to time certain other of the mortgage loans conveyed by the Depositor to the Trustee under the Trust Agreement on the Closing Date and serviced by other servicers may subsequent to the Closing Date be transferred to the Servicer for servicing under this Agreement and Exhibit A hereto will be amended to include such mortgage loans which will then be "Mortgage Loans" under this Agreement;

      WHEREAS, the Seller desires that the Servicer service the Mortgage Loans pursuant to this Agreement, and the Servicer has agreed to do so, subject to the right of the Seller and of the Master Servicer to terminate the rights and obligations of the Servicer hereunder at any time and to the other conditions set forth herein;

      WHEREAS, the Seller and the Servicer agree that the provisions of the Bank Flow Servicing Agreement and Holdings Flow Servicing Agreement shall not apply to such related Mortgage Loans for so long as such related Mortgage Loans remain subject to the provisions of the Trust Agreement;

      WHEREAS, the Master Servicer shall be obligated under the Trust Agreement, among other things, to supervise the servicing of the Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Servicing Agreement;

      WHEREAS, the Seller and the Servicer agree that the provisions of the Bank Flow Servicing Agreement and the Holdings Flow Servicing Agreement shall not apply to the related Mortgage Loans for so long as such Mortgage Loans remain subject to the provisions of the Trust Agreement;

      WHEREAS, the Seller and the Servicer acknowledge and agree that the Seller will assign all of its rights and delegate all of its obligations hereunder (excluding the Seller's rights and obligations as owner of the servicing rights relating to the Mortgage Loans) to the Trustee, and that each reference herein to the Seller is intended, unless otherwise specified, to mean the Seller or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time;

      NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller, the Servicer and the Master Servicer hereby agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

      The following terms are defined as follows (except as otherwise agreed in writing by the parties):

      Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices of (i) prudent mortgage lending institutions that service mortgage loans of the same type as such Mortgage Loans in the jurisdiction where the related Mortgaged Property is located and (ii) in accordance with applicable state, local and federal laws, rules and regulations.

      Adjustable Rate Mortgage Loan: A Mortgage Loan serviced pursuant to this Agreement under which the Mortgage Interest Rate is adjusted from time to time in accordance with the terms and provisions of the related Mortgage Note.

      Aggregate Loan Balance: At any date of determination, the outstanding principal balance of the Mortgage Loans serviced hereunder.

      Agreement:   This  Servicing  Agreement  and  all  amendments  hereof  and supplements hereto.

      Ancillary Income: All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to late charges, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges. Ancillary Income shall not include any Prepayment Penalty Amount.

      Assignment of Mortgage: An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage to the party indicated therein, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Mortgage Loans secured by Mortgaged Properties located in the same jurisdiction, if permitted by law.

      Bank: Lehman Brothers Bank, FSB or any successor thereto.

      Best Efforts: Efforts determined to be reasonably diligent by the Seller or the Servicer, as the case may be, in its sole discretion. Such efforts do not require the Seller or the Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Seller or the Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Agreement.

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in Colorado, Nebraska, New York or the state in which the corporate trust office of the Trustee is located are authorized or obliged by executive order to be closed.

      Certificates: Any or all of the Certificates issued pursuant to the Trust Agreement.

      Closing Date: April 29, 2005.

      Code: The Internal Revenue Code of 1986, as it may be amended from time to time or any successor statute thereto, and applicable U.S. Department of the Treasury regulations issued pursuant thereto.

      Condemnation Proceeds: All awards of settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan documents.

      Costs: For any Person, any claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses of such Person.

      Custodial Account: The separate account or accounts created and maintained pursuant to Section 3.03.

      Custodial Agreement: The custodial agreements relating to custody of certain of the Mortgage Loans, between the Custodian and the Trustee, each dated April 1, 2005.

      Custodian:   U.S.  Bank  National   Association,   LaSalle  Bank  National
Association and Wells Fargo Bank, N.A. and their respective successors.

      Cut-off Date: April 1, 2005.

      Depositor: Structured Asset Securities Corporation, or any successor in interest.

      Determination Date: With respect to each Remittance Date, the 15th day of the month in which such Remittance Date occurs, or, if such 15th day is not a Business Day, the next succeeding Business Day.

      Due Date: The day of the month on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace. With respect to the Mortgage Loans for which payment from the Mortgagor is due on a day other than the first day of the month, such Mortgage Loans will be treated as if the Monthly Payment is due on the first day of the immediately succeeding month.

      Due Period: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month of the Remittance Date and ending on the first day of the month of the Remittance Date.

      Eligible Deposit Account: An account that is maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution.

      Eligible Institution: Any of the following:

            (i)    an institution whose:

                   (A) commercial paper, short-term debt obligations, or other short-term deposits are rated at least "A-1+" or long-term unsecured debt obligations are rated at least "AA-" by S&P, if the amounts on deposit are to be held in the account for no more than 365 days; or

                   (B) commercial paper, short-term debt obligations, demand deposits, or other short-term deposits are rated at least "A-2" by S&P, if the amounts on deposit are to be held in the account for no more than 30 days and are not intended to be used as credit enhancement. Upon the loss of the required rating set forth in this clause (ii), the accounts shall be transferred immediately to accounts which have the required rating. Furthermore, commingling by the Servicer is acceptable at the A-2 rating level if the Servicer is a bank, thrift or depository and provided the Servicer has the capability to immediately segregate funds and commence remittance to an Eligible Deposit Account upon a downgrade;

            (ii) the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity; or

            (iii)  the Bank.

      Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

            (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

            (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories, the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

            (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

            (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the Aggregate Loan Balance and the aggregate principal amount of all Eligible Investments in the Certificate Account; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

            (vi)   a Qualified GIC;

            (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

            (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by any Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Securities Administrator, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer, the Securities Administrator or an affiliate thereof charges and collects fees and expenses from such funds for services rendered,
(y) the Trustee, the Master Servicer, the Securities Administrator or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time.

      provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

      Errors and Omissions Insurance: Errors and Omissions Insurance to be maintained by the Servicer in accordance with the Fannie Mae Guides.

      Escrow Account: The separate account or accounts created and maintained pursuant to Section 3.05.

      Escrow Payments: With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, mortgage insurance premiums, fire and hazard insurance premiums, condominium charges, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage or any other related document.

      Event of Default: Any event set forth in Section 8.01.

      Fannie Mae: Fannie Mae, or any successor thereto.

      Fannie Mae Guides: The Fannie Mae Selling Guide and the Fannie Mae Servicing Guide and all amendments or additions thereto.

      FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

      Fidelity Bond: A fidelity bond to be maintained by the Servicer in accordance with the Fannie Mae Guides.

      Fitch: Fitch, Inc., or any successor in interest.

      Freddie Mac: Freddie Mac, or any successor thereto.

      Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

      Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property including proceeds of any hazard or flood insurance policy, PMI Policy or LPMI Policy.

      Liquidation Proceeds: Cash received in connection with the liquidation of a defaulted Mortgage Loan, whether through the sale or assignment of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, or the sale of the related REO Property, if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan.

      LPMI Fee: With respect to each LPMI Loan, the portion of the Mortgage Interest Rate as set forth on the related Mortgage Loan Schedule (which shall be payable solely from the interest portion of Monthly Payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds), which, during such period prior to the required cancellation of the LPMI Policy, shall be used to pay the premium due on the related LPMI Policy.

      LPMI Insurer: None.

      LPMI Loan: A Mortgage Loan covered by an LPMI Policy, as set forth in the Mortgage Loan Schedule or otherwise identified to the Servicer in writing.

      LPMI Policy: A policy of primary mortgage guaranty insurance issued by a LPMI Insurer pursuant to which the related premium is to be paid from payments of interest made by the Mortgagor.

      Master Servicer: Aurora Loan Services LLC, or any successor in interest, or if any successor master servicer shall be appointed as provided in the Trust Agreement, then such successor master servicer.

      MERS:  Mortgage  Electronic   Registration   Systems,   Inc.,  a  Delaware
corporation, or any successor in interest thereto.

      MERS Eligible Mortgage Loan: Any Mortgage Loan that has been designated by the Servicer as recordable in the name of MERS.

      MERS Mortgage Loan: Any Mortgage Loan as to which the related Mortgage, or an Assignment of Mortgage, has been or will be recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

      Monthly Advance: With respect to each Remittance Date and each Mortgage Loan, an amount equal to the Monthly Payment (with the interest portion of such Monthly Payment adjusted to the Mortgage Loan Remittance Rate) that was due on the Mortgage Loan on the Due Date in the related Due Period, and that (i) was delinquent at the close of business on the related Determination Date and (ii) was not the subject of a previous Monthly Advance, but only to the extent that such amount is expected, in the reasonable judgment of the Servicer, to be recoverable from collections or other recoveries in respect of such Mortgage Loan. To the extent that the Servicer determines that any such amount is not recoverable from collections or other recoveries in respect of such Mortgage Loan, such determination shall be evidenced by a certificate of a Servicing Officer delivered to the Master Servicer setting forth such determination and the procedures and considerations of the Servicer forming the basis of such determination.

      Monthly Payment: The scheduled monthly payment of principal and interest on a Mortgage Loan.

      Moody's: Moody's Investors Service, Inc., or any successor in interest.

      Mortgage: The mortgage, deed of trust or other instrument securing a Mortgage Note, which creates a first or second lien on an unsubordinated estate in fee simple in real property securing the Mortgage Note.

      Mortgage Interest Rate: The annual rate of interest borne on a Mortgage Note, after giving effect to any applicable Relief Act Reduction.

      Mortgage Loan: An individual Mortgage Loan that is the subject of this Agreement, each Mortgage Loan subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes without limitation the Mortgage Loan documents, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

      Mortgage Loan Remittance Rate: With respect to each Mortgage Loan, the annual rate of interest remitted to the Master Servicer, which shall be equal to the Mortgage Interest Rate minus the applicable Servicing Fee.

      Mortgage Loan Schedule: A schedule of the Mortgage Loans setting forth information with respect to such Mortgage Loans (including any MERS identification number (if available) with respect to each MERS Mortgage Loan or MERS Eligible Mortgage Loan and a Prepayment Penalty Schedule), attached hereto as Exhibit A, which may be amended from time to time to include additional mortgage loans which are transferred to the Servicer by a Prior Servicer in a Servicing Transfer.

      Mortgage Note: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

      Mortgaged Property: The real property securing repayment of the debt evidenced by a Mortgage Note.

      Mortgagor: The obligor on a Mortgage Note.

      Non-MERS Eligible Mortgage Loan: Any Mortgage Loan other than a MERS Eligible Mortgage Loan.

      Non-MERS Mortgage Loan: Any Mortgage Loan other than a MERS Mortgage Loan.

      Opinion of Counsel: A written opinion of counsel, who may be an employee of the Servicer, reasonably acceptable to the Seller, the Master Servicer and the Trustee, but which must be independent outside counsel with respect to any such opinion of counsel concerning (i) the non-recordation of Mortgage Loans pursuant to Section 2.02 hereof and (ii) federal income tax matters.

      Person:  Any  individual,  corporation,   partnership,  limited  liability
company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof.

      PMI Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer, as required by this Agreement with respect to certain Mortgage Loans.

      Prepayment Interest Excess Amount: With respect to any Principal Prepayment in full which is applied to the related Mortgage Loan from the first day of the month of any Remittance Date through the sixteenth day of the month of such Remittance Date, all amounts paid in respect of interest on such Principal Prepayment in full. A Prepayment Interest Excess Amount cannot result from a Principal Prepayment in part, but only from a Principal Prepayment in full.

      Prepayment Interest Shortfall Amount: With respect to any Remittance Date and any Principal Prepayment in full which is applied to the related Mortgage Loan from the seventeenth day of the month immediately preceding the month of such Remittance Date through the last day of the month immediately preceding the month of such Remittance Date, the amount of interest (net the related Servicing
Fee) that would have accrued on the amount of such Principal Prepayment in full from the date on which such Principal Prepayment was applied to such Mortgage Loan until the last day of the month immediately preceding the month of such Remittance Date, inclusive. With respect to any Remittance Date and any Principal Prepayment in part (other than a Principal Prepayment in part received on the first day of the month) which is applied to the related Mortgage Loan during the related Prepayment Period, the amount of interest that would have accrued on the amount of such Principal Prepayment in part from the date on which such Principal Prepayment in part was applied to such Mortgage Loan until the end of the Prepayment Period, inclusive.

      Prepayment Penalty Amount: With respect to any Remittance Date, all premiums or charges paid by the obligors under the Mortgage Notes due to Principal Prepayments collected by the Servicer during the immediately preceding Prepayment Period.

      Prepayment Penalty Schedule: A data field in the Mortgage Loan Schedule attached hereto as Exhibit A which sets forth the amount or method of calculation of the Prepayment Penalty Amount and the term during which such Prepayment Penalty Amount is imposed with respect to a Mortgage Loan.

      Prepayment Period: With respect to any Remittance Date and a Principal Prepayment in full, the period from the seventeenth day of the month immediately preceding the month of such Remittance Date to the sixteenth day of the month of such Remittance Date. With respect to any Remittance Date and any Principal Prepayment in part, the calendar month immediately preceding the month of such Remittance Date.

      Prime Rate: The prime rate published from time to time, as published as the average rate in The Wall Street Journal Northeast Edition.

      Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

      Prior Servicer: Any prior servicer (other than the Servicer) of any of the Mortgage Loans.

      Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

            (i) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

            (ii) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

            (iii)  provide  that  the  Trustee's   interest   therein  shall  be
transferable  to any  successor  trustee  hereunder;

      and provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account not later than the Business Day prior to any Remittance Date.

      Qualified Insurer: A mortgage guaranty insurance company duly authorized and licensed where required by law to transact mortgage guaranty insurance business and approved as an insurer by Fannie Mae or Freddie Mac.

      Rating Agency: Each of Moody's and S&P.

      Relief Act Reduction: With respect to any Mortgage Loan as to which there has been a reduction in the amount of the interest collectible thereon as a result of the application of the Servicemembers Civil Relief Act, as amended, any amount by which interest collectible on such Mortgage Loan for the Due Date in the related Due Period is less than the interest accrued thereon for the applicable one month period at the Mortgage Interest Rate without giving effect to such reduction.

      REMIC: A "real estate mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

      Remittance Date: The 18th day (or if such 18th day is not a Business Day, the first Business Day immediately following) of any month.

      REO Disposition: The final sale by the Servicer of any REO Property.

      REO Disposition Proceeds: All amounts received with respect to an REO Disposition pursuant to Section 3.16.

      REO Property: A Mortgaged Property acquired by the Servicer on behalf of the Trustee through foreclosure or by deed in lieu of foreclosure, pursuant to
Section 3.16.

      Retained Interest: The meaning set forth in the Trust Agreement.

      Retained Interest Holder: The meaning set forth in the Trust Agreement.

      Securities Administrator: None.

      Servicer: Aurora Loan Services LLC or its successor in interest or assigns or any successor to the Servicer under this Agreement as herein provided.

      Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses (including reasonable attorneys' fees and disbursements) incurred in the performance by the Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, inspection, restoration and protection of the Mortgaged Property, (ii) any enforcement or administrative or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) taxes, assessments, water rates, sewer rents and other charges which are or may become a lien upon the Mortgaged Property, and PMI Policy premiums and fire and hazard insurance coverage, (v) any losses sustained by the Servicer with respect to the liquidation of the Mortgaged Property and (vi) compliance with the obligations pursuant to the provisions of the Fannie Mae Guides.

      Servicing Fee: An amount equal to (a) one-twelfth the product of (i) a rate per annum equal to 0.250% and (ii) the outstanding principal balance of such Mortgage Loan and (b) any Prepayment Interest Excess Amount. The obligation of the Trustee to pay the Servicing Fee is limited to, and the Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds to the extent permitted by this Agreement) of such Monthly Payment collected by the Servicer or as otherwise provided under this Agreement.

      Servicing File: The items pertaining to a particular Mortgage Loan including, but not limited to, the computer files, data disks, books, records, data tapes, notes, and all additional documents generated as a result of or utilized in originating and/or servicing each Mortgage Loan, which are held in trust for the Trustee by the Servicer.

      Servicing Officer: Any officer of the Servicer involved in or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by the Servicer to the Master Servicer or the Seller upon request, as such list may from time to time be amended.

      Servicing Transfer: Any transfer of the servicing by a Prior Servicer of Mortgage Loans to the Servicer under this Agreement.

      Servicing Transfer Date: The date on which a Servicing Transfer occurs.

      S&P: Standard and Poor's, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

      Trust Agreement: The Trust Agreement dated as of April 1, 2005, among the Trustee, the Master Servicer and the Depositor.

      Trustee: JPMorgan Chase Bank, N.A., or any successor in interest, or if any successor trustee or co-trustee shall be appointed as provided in the Trust Agreement, then such successor trustee or such co-trustee, as the case may be.

      Trust Fund: The trust fund established by the Trust Agreement, the assets of which consist of the Mortgage Loans and any related assets.

      Any capitalized terms used and not defined in this Agreement shall have the meanings ascribed to such terms in the Trust Agreement.

                                  ARTICLE II.

              SELLER'S ENGAGEMENT OF SERVICER TO PERFORM SERVICING
                                RESPONSIBILITIES

      Section 2.01 Contract for Servicing; Possession of Servicing Files.

      The Seller, by execution and delivery of this Agreement, does hereby contract with the Servicer, subject to the terms of this Agreement, for the servicing of the Mortgage Loans. On or before the Closing Date or Servicing Transfer Date, as applicable, the Seller shall cause to be delivered the Servicing Files with respect to the Mortgage Loans listed on the Mortgage Loan Schedule to the Servicer. Each Servicing File delivered to a Servicer shall be held in trust by such Servicer for the benefit of the Trustee; provided, however, that the Servicer shall have no liability for any Servicing Files (or portions thereof) not delivered by the Seller. The Servicer's possession of any portion of the Mortgage Loan documents shall be at the will of the Trustee for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to this Agreement, and such retention and possession by the Servicer shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Servicing File shall be vested in the Trustee and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Servicer shall immediately vest in the Trustee and shall be retained and maintained, in trust, by the Servicer at the will of the Trustee in such custodial capacity only. The portion of each Servicing File retained by the Servicer pursuant to this Agreement shall be segregated from the other books and records of the Servicer and shall be appropriately marked to clearly reflect the ownership of the related Mortgage Loan by the Trustee. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement.

      Section 2.02 Books and Records.

      (a) Subject to Section 3.01(a) hereof, as soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause the Mortgage or Assignment of Mortgage, as applicable, with respect to each MERS Eligible Mortgage Loan, to be properly recorded in the name of MERS in the public recording office in the applicable jurisdiction, or shall ascertain that such have previously been so recorded and, with the cooperation of the Trustee, shall take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      (b) Subject to Section 3.01(a) hereof, an Assignment of Mortgage in favor of the Trustee shall be recorded as to each Non-MERS Mortgage Loan unless instructions to the contrary are delivered to the Servicer, in writing, by the Depositor. Subject to the preceding sentence, as soon as practicable after the Closing Date or Servicing Transfer Date, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable recording office), the Servicer, at the expense of the Depositor, shall cause to be properly recorded in each public recording office where such Non-MERS Eligible Mortgage Loans are recorded each Assignment of Mortgage.

      (c) Additionally, the Servicer shall prepare and execute, at the direction of the Trustee, any note endorsements relating to any of the Non-MERS Mortgage Loans.

      (d) All rights arising out of the Mortgage Loans shall be vested in the Trustee, subject to the Servicer's right to service and administer the Mortgage Loans hereunder in accordance with the terms of this Agreement. All funds received on or in connection with a Mortgage Loan, other than the Servicing Fee and other compensation to which the Servicer is entitled as set forth herein, including but not limited to any and all servicing compensation pursuant to
Section 5.01 below, shall be received and held by the Servicer in trust for the benefit of the Trustee pursuant to the terms of this Agreement.

      (e) Any  out-of-pocket  costs  incurred by the  Servicer  pursuant to this
Section 2.02 and Section 3.01(a), including any recording or other fees in connection with the Servicer's obtaining the necessary powers of attorney (and which are specified herein to be an expense of the Seller), shall be reimbursed to the Servicer by the Seller within five (5) Business Days of receipt by the Seller of an invoice for reimbursement. The Trust Fund shall not reimburse the Seller for any such reimbursement to the Servicer.

      (f) The Master Servicer and the Trustee shall have the right to examine the books, records and other information of the Servicer, with respect to or concerning this Agreement or the Mortgage Loans, during business hours or at such other times as may be reasonable under applicable circumstances, upon reasonable advance written notice to the Servicer.

                                  ARTICLE III.

                         SERVICING OF THE MORTGAGE LOANS

      Section 3.01 Servicer to Service.

      The Servicer, as an independent contractor, shall service and administer the Mortgage Loans from and after the Closing Date or Servicing Transfer Date, as applicable, and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable, consistent with the terms of this Agreement and with Accepted Servicing Practices.

      The Seller and the Servicer additionally agree as follows:

      (a) The Servicer shall (i) record or cause to be recorded the Mortgage or the Assignment of Mortgage, as applicable, with respect to all MERS Eligible Mortgage Loans, in the name of MERS, or shall ascertain that such have previously been so recorded; (ii) with the cooperation of the Trustee, take such actions as are necessary to cause the Trustee to be clearly identified as the owner of each MERS Mortgage Loan and each MERS Eligible Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS; (iii) prepare or cause to be prepared all Assignments of Mortgage with respect to all Non-MERS Eligible Mortgage Loans; (iv) record or cause to be recorded, subject to Section 2.02(b) hereof, all Assignments of Mortgage with respect to Non-MERS Mortgage Loans in the name of the Trustee; (v) pay the recording costs pursuant to Section 2.02 hereof; and/or (vi) track such Mortgages and Assignments of Mortgage to ensure they have been recorded. The Servicer shall be entitled to be paid by the Seller fees for the preparation and recordation of the Mortgages and Assignments of Mortgage. After the expenses of such recording costs pursuant to Section 2.02 hereof shall have been paid by the Servicer, the Servicer shall submit to the Seller a reasonably detailed invoice for reimbursement of recording costs and fees it incurred hereunder.

      (b) If applicable, the Servicer shall, in accordance with the relevant provisions of the Cranston-Gonzales National Affordable Housing Act of 1990, as the same may be amended from time to time, and the regulations provided in accordance with the Real Estate Settlement Procedures Act, provide notice to the Mortgagor of each Mortgage Loan of the transfer of the servicing thereto to the Servicer.

      (c) The Servicer shall be responsible for the preparation of and costs associated with notifications to Mortgagors of the assumption of servicing by the Servicer.

      Consistent  with the terms of this  Agreement  and except as  provided  in
Section 3.19, the Servicer may waive any late payment charge, assumption fee or other fee that may be collected in the ordinary course of servicing the Mortgage Loans. The Servicer shall not make any future advances to any obligor under any Mortgage Loan, and (unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) the Servicer shall not permit any modification of any material term of any Mortgage Loan, including any modification that would change the Mortgage Interest Rate, defer or forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan. In the event of any such modification which permits the deferral of interest or principal payments on any Mortgage Loan, the Servicer shall, on the Business Day immediately preceding the Remittance Date in any month in which any such principal or interest payment has been deferred, make a Monthly Advance in accordance with Section 4.03, in an amount equal to the difference between (i) such month's principal and one month's interest at the Mortgage Loan Remittance Rate on the unpaid principal balance of such Mortgage Loan and (ii) the amount paid by the Mortgagor. The Servicer shall be entitled to reimbursement for such advances to the same extent as for all other advances made pursuant to Section 4.03. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself and the Trustee, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. Upon the request of the Servicer, the Trustee shall execute and deliver to the Servicer any powers of attorney and other documents, furnished to it by the Servicer and reasonably satisfactory to the Trustee, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. Notwithstanding anything contained herein to the contrary, the Servicer shall not, without the Trustee's written consent: (i) initiate any action, suit or proceeding solely under the Trustee's name without indicating the Servicer's representative capacity; or (ii) take any action with the intent to cause, and that actually causes the Trustee to be registered to do business in any state. Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Servicer shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Servicing Agreement, the Servicer shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

      Notwithstanding anything to the contrary in this Agreement, the Servicer shall not (unless the Servicer determines, in its own discretion, that there exists a situation of extreme hardship to the Mortgagor), waive any premium or penalty in connection with a prepayment of principal of any Mortgage Loan, and shall not consent to the modification of any Mortgage Note to the extent that such modification relates to payment of a prepayment premium or penalty.

      In servicing and administering the Mortgage Loans, the Servicer shall employ procedures (including collection procedures) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, giving due consideration to Accepted Servicing Practices where such practices do not conflict with the requirements of this Agreement, the Fannie Mae Guides, and the Master Servicer's and Seller's reliance on the Servicer.

      Section 3.02 Collection of Mortgage Loan Payments.

      Continuously from the Closing Date or Servicing Transfer Date, as applicable, until the date each Mortgage Loan ceases to be subject to this Agreement, the Servicer shall proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Mortgage Loans and each related Mortgaged Property, to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

      Section 3.03 Establishment of and Deposits to Custodial Account.

      The Servicer shall segregate and hold all funds collected and received pursuant to the Mortgage Loans separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts, titled as directed by the Master Servicer. The Custodial Account shall be an Eligible Deposit Account established with an Eligible Institution. Any funds deposited in the Custodial Account may be invested in Eligible Investments subject to the provisions of Section 3.11 hereof. Funds deposited in the Custodial Account may be drawn on by the Servicer in accordance with Section 3.04. The creation of any Custodial Account shall be evidenced by a letter agreement in the form of Exhibit B. A copy of such certification or letter agreement shall be furnished to the Master Servicer not later than 30 calendar days after the Closing Date, and, upon request, to any subsequent owner of the Mortgage Loans.

      The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein, the following collections received by the Servicer and payments made by the Servicer after the Cut-off Date (other than scheduled payments of principal and interest due on or before the Cut-off Date or received by the Servicer prior to the Cut-off Date but allocable to the period subsequent thereto or Servicing Transfer Date), as applicable:

            (i) all payments on account of principal on the Mortgage Loans, including all Principal Prepayments;

            (ii) all payments on account of interest on the Mortgage Loans adjusted to the Mortgage Loan Remittance Rate;

            (iii)  all Liquidation Proceeds;

            (iv) all Insurance Proceeds (other than amounts applied to the restoration or repair of the Mortgaged Property or immediately released to the Mortgagor in accordance with Accepted Servicing Practices);

            (v)    all Condemnation   Proceeds  that  are  not  applied  to  the
restoration or repair of the Mortgaged Property or released to the Mortgagor;

            (vi) with respect to each Principal Prepayment in full or in part, the Prepayment Interest Shortfall Amount, if any, for the month of distribution. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor up to a maximum amount per month of the Servicing Fee actually received for such month for the Mortgage Loans;

            (vii) all Monthly Advances made by the Servicer pursuant to Section 4.03;

            (viii) any amounts required to be deposited by the Servicer in connection with the deductible clause in any blanket hazard insurance policy;

            (ix) any amounts received with respect to or related to any REO Property or REO Disposition Proceeds;

            (x)    any Prepayment Penalty Amount; and

            (xi) any other amount required hereunder to be deposited by the Servicer in the Custodial Account.

      The foregoing requirements for deposit into the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of the Servicing Fee and Ancillary Income need not be deposited by the Servicer into the Custodial Account.

      Any interest paid on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the
Custodial Account pursuant to Section 3.04. Additionally, any other benefit derived from the Custodial Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer.

      Section 3.04 Permitted Withdrawals From Custodial Account.

      The Servicer shall, from time to time, withdraw funds from the Custodial Account for the following purposes:

            (i) to make payments to the Master Servicer in the amounts and in the manner provided for in Section 4.01;

            (ii) with respect to each LPMI Loan, in the amount of the related LPMI Fee, to make payments with respect to premiums for LPMI Policies in accordance with Section 3.07;

            (iii) in the event the Servicer has elected not to retain the Servicing Fee out of any Mortgagor payments on account of interest or other recovery of interest with respect to a particular Mortgage Loan (including late collections of interest on such Mortgage Loan, or interest portions of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds) prior to the deposit of such Mortgagor payment or recovery in the Custodial Account, to pay to itself the related Servicing Fee from all such Mortgagor payments on account of interest or other such recovery for interest with respect to that Mortgage Loan;

            (iv) to pay itself investment earnings on funds deposited in the Custodial Account;

            (v)    to clear and  terminate   the  Custodial   Account  upon  the
termination of this Agreement;

            (vi)   to  transfer  funds  to  another  Eligible   Institution   in
accordance with Section 3.11 hereof;

            (vii) to invest funds in certain Eligible Investments in accordance with Section 3.11 hereof;

            (viii) to reimburse itself to the extent of funds in the Custodial Account for Monthly Advances of the Servicer's funds made pursuant to Section 4.03, the Servicer's right to reimburse itself pursuant to this subclause (viii) with respect to any Mortgage Loan being limited to amounts received on or in respect of the related Mortgage Loan which represent late recoveries of payments of principal or interest with respect to which a Monthly Advance was made, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund, provided, however, that following the final liquidation of a Mortgage Loan, the Servicer may reimburse itself for previously unreimbursed Monthly Advances in excess of Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan from any funds in the Custodial Account, it being understood, in the case of any such reimbursement, that the Servicer's right thereto shall be prior to the rights of the Trust Fund. The Servicer may recover at any time from amounts on deposit in the Custodial Account the amount of any Monthly Advances that the Servicer deems nonrecoverable or that remain unreimbursed to the Servicer from related Liquidation Proceeds after the final liquidation of the Mortgage Loan;

            (ix) to reimburse itself for unreimbursed Servicing Advances, and for any unpaid Servicing Fees, the Servicer's right to reimburse itself pursuant to this subclause (ix) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and other amounts received in respect of the related REO Property, and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of any such reimbursement, the Servicer's right thereto shall be prior to the rights of the Trust Fund;

            (x) to reimburse itself for remaining unreimbursed Servicing Advances with respect to any defaulted Mortgage Loan as to which the Servicer has determined that all amounts that it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered;

            (xi) to reimburse itself for expenses incurred or reimbursable to the Servicer pursuant to Sections 3.07, 3.12, 3.13, 3.14 and 6.03 to the extent not previously reimbursed under clause (ix) of this Section 3.04; and

            (xii)  to withdraw funds deposited in error.

      Section 3.05 Establishment of and Deposits to Escrow Account.

      The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled as directed by the Master Servicer. Each Escrow Account shall be an Eligible Deposit Account established with an Eligible Institution in a manner that shall provide maximum available insurance thereunder. Funds deposited in the Escrow Account may be drawn on by the Servicer in accordance with Section 3.06. The creation of any Escrow Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such certification or letter agreement shall be furnished to the Master Servicer not later than 30 calendar days after the Closing Date, and, upon request, to any subsequent owner of the Mortgage Loans.

      The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein:

            (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

            (ii) all amounts representing Insurance Proceeds or Condemnation Proceeds that are to be applied to the restoration or repair of any Mortgaged Property.

      The Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section
3.06. The Servicer shall retain any interest paid on funds deposited in the Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. Additionally, any other benefit derived from the Escrow Account associated with the receipt, disbursement and accumulation of principal, interest, taxes, hazard insurance, mortgage insurance, etc. shall accrue to the Servicer. To the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

      Section 3.06 Permitted Withdrawals From Escrow Account.

      Withdrawals from the Escrow Account or Accounts may be made by the Servicer only:

            (i) to effect timely payments of ground rents, taxes, assessments, water rates, sewer rents, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

            (ii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan;

            (iii) for transfer to the Custodial Account and application to reduce the principal balance of the Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

            (iv) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan, but only from amounts received on the related Mortgage Loan which represent late collections of Escrow Payments.

            (v) for application to restoration or repair of the Mortgaged Property in accordance with the Fannie Mae Guides;

            (vi) to pay to the Servicer, or any Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account

            (vii) to remove funds inadvertently placed in the Escrow Account by the Servicer; and

            (viii) to clear and terminate the Escrow Account on the termination of this Agreement.

      Section 3.07 Maintenance of PMI Policy and/or LPMI Policy; Claims.

      The Servicer shall comply with all provisions of applicable state and federal law relating to the cancellation of, or collection of premiums with respect to, PMI Policies, including, but not limited to, the provisions of the Homeowners Protection Act of 1998, and all regulations promulgated thereunder, as amended from time to time.

      With respect to each Mortgage Loan (other than LPMI Loans) with a loan to value ratio at origination in excess of 80%, the Servicer shall maintain or cause the Mortgagor to maintain (to the extent that the Mortgage Loan requires the Mortgagor to maintain such insurance) in full force and effect a PMI Policy, and shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, until the LTV of such Mortgage Loan is reduced to 80%. In the event that such PMI Policy shall be terminated, the Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated PMI Policy, at substantially the same fee level. The Servicer shall not take any action which would result in noncoverage under any applicable PMI Policy of any loss which, but for the actions of the Servicer would have been covered thereunder. In connection with any assumption or substitution agreements entered into or to be entered into with respect to a Mortgage Loan, the Servicer shall promptly notify the insurer under the related PMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such PMI Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such PMI Policy. If such PMI Policy is terminated as a result of such assumption or substitution of liability, the Servicer shall obtain a replacement PMI Policy as provided above.

      The Servicer shall take all such actions as are necessary to service, maintain and administer the LPMI Loans in accordance with the LPMI Policy and to perform and enforce the rights of the insured under such LPMI Policy. Except as expressly set forth herein, the Servicer shall have full authority on behalf of the Trust Fund to do anything it reasonably deems appropriate or desirable in connection with the servicing, maintenance and administration of the LPMI Policy. The Servicer shall not modify or assume a Mortgage Loan covered by the LPMI Policy or take any other action with respect to such Mortgage Loan which would result in non-coverage under the LPMI Policy of any loss which, but for the actions of the Servicer, would have been covered thereunder. If the LPMI Insurer fails to pay a claim under the LPMI Policy as a result of breach by the Servicer of its obligations hereunder or under the LPMI Policy, the Servicer shall be required to deposit in the Custodial Account on or prior to the next succeeding Remittance Date an amount equal to such unpaid claim from its own funds without any right to reimbursement from the Trust Fund. The Servicer shall cooperate with the LPMI Insurer and the Master Servicer and shall use its best efforts to furnish all reasonable aid, evidence and information in the possession of the Servicer to which the Servicer has access with respect to any LPMI Loan; provided, however, notwithstanding anything to the contrary contained in any LPMI Policy, the Servicer shall not be required to submit any reports to the LPMI Insurer until a reporting date that is at least 15 days after the Servicer has received sufficient loan level information from each Seller, the Master Servicer or the LPMI Insurer to appropriately code its servicing system in accordance with the LPMI Insurer's requirements.

      In connection with its activities as servicer, the Servicer agrees to prepare and present, on behalf of itself and the Trustee, claims to the insurer under any PMI Policy or LPMI Policy in a timely fashion in accordance with the terms of such PMI Policy or LPMI Policy and, in this regard, to take such action as shall be necessary to permit recovery under any PMI Policy or LPMI Policy respecting a defaulted Mortgage Loan. Any amounts collected by the Servicer under any PMI Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Section 3.04.

      Section 3.08 Fidelity Bond and Errors and Omissions Insurance.

      The Servicer shall keep in force during the term of this Agreement a Fidelity Bond and Errors and Omissions Insurance Policy. Such Fidelity Bond and Errors and Omissions Insurance shall be maintained with recognized insurers and shall be in such form and amount as would permit the Servicer to be qualified as a Fannie Mae or Freddie Mac seller-servicer. The Servicer shall be deemed to have complied with this provision if an affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer. The Servicer shall furnish to the Master Servicer a copy of each such bond and insurance policy if (i) the Master Servicer so requests and (ii) the Servicer is not an affiliate of Lehman Brothers Inc. at the time of such request.

      Section 3.09 Notification of Adjustments.

      With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related interest rate adjustment date and shall adjust the Monthly Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note. The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Monthly Payment adjustments. The Servicer shall promptly, upon written request therefor, deliver to the Master Servicer such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments. Upon the discovery by the Servicer or the receipt of notice from the Master Servicer that the Servicer has failed to adjust a

Mortgage Interest Rate or Monthly Payment in accordance with the terms of the related Mortgage Note, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss or deferral caused thereby.

      Section 3.10 Completion and Recordation of Assignments of Mortgage.

      As soon as practicable after the Closing Date, the Servicing Transfer Date or the date on which a Qualifying Substitute Mortgage Loan is delivered pursuant to Section 2.05 of the Trust Agreement, as applicable (but in no event more than 90 days thereafter except to the extent delays are caused by the applicable public recording office), the Servicer shall cause the endorsements on the Mortgage Note (if applicable), and the Assignments of Mortgage (subject to
Section 3.01(a)) to be completed in the name of the Trustee (or MERS, as applicable).

      Section 3.11 Protection of Accounts.

      The Servicer may transfer any Custodial Account or any Escrow Account to a different Eligible Institution from time to time; provided that in the event the Custodial Account or any Escrow Account is held in a depository institution or trust company that ceases to be an Eligible Institution, the Servicer shall transfer such Custodial Account or Escrow Account, as the case may be, to an Eligible Institution. The Servicer shall give notice to the Master Servicer of any change in the location of the Custodial Account.

      The Servicer shall bear any expenses, losses or damages sustained by the Master Servicer or the Trustee if the Custodial Account and/or the Escrow Account are not demand deposit accounts.

      Amounts on deposit in the Custodial Account and the Escrow Account may at the option of the Servicer be invested in Eligible Investments. Any such Eligible Investment shall mature no later than the Business Day immediately preceding the related Remittance Date; provided, however, that if such Eligible Investment is an obligation of an Eligible Institution (other than the Servicer) that maintains the Custodial Account or the Escrow Account, then such Eligible Investment may mature on the related Remittance Date. Any such Eligible Investment shall be made in the name of the Servicer in trust for the benefit of the Trustee. All income on or gain realized from any such Eligible Investment shall be for the benefit of the Servicer and may be withdrawn at any time by the Servicer. Any losses incurred in respect of any such investment shall be deposited in the Custodial Account or the Escrow Account, by the Servicer out of its own funds immediately as realized.

      Section 3.12 Payment of Taxes, Insurance and Other Charges.

      With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates, sewer rents, and other charges which are or may become a lien upon the Mortgaged Property and the status of PMI Policy and LPMI Policy (if any) premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. The Servicer shall not be required to maintain records with respect to the payment of LPMI Premiums unless the Servicer shall be required to make payment of such premiums and such requirement shall be indicated on the Mortgage Loan Schedule with respect to each applicable Mortgage Loan. The Servicer assumes full responsibility for the timely payment of all such bills, shall effect timely payment of all such charges irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments, and shall make advances from its own funds to effect such payments. With regard to any Mortgage Loans for which the Mortgagor is not required to escrow Escrow Payments with the Servicer, the Servicer shall use reasonable efforts consistent with Accepted Servicing Practices to determine that any such payments are made by the Mortgagor at the time they first became due and shall insure that the Mortgaged Property is not lost to a tax lien as a result of nonpayment and that such Mortgage is not left uninsured and shall make advances from its own funds to effect any such delinquent payments to avoid the lapse of insurance coverage on the Mortgaged Property or to avoid the imposition of a tax lien.

      Section 3.13 Maintenance of Hazard Insurance.

      The Servicer shall cause to be maintained for each Mortgage Loan hazard insurance such that all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the greater of (i) the then outstanding principal balance of the Mortgage Loan and (ii) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor or the loss payee from becoming a co-insurer.

      If upon origination of the Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Flood Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended. If at any time during the term of the Mortgage Loan, the Servicer determines in accordance with applicable law and pursuant to the Fannie Mae Guides that a Mortgaged Property is located in a special flood hazard area and is not covered by flood insurance or is covered in an amount less than the amount required by the Flood Disaster Protection Act of 1973, as amended, the Servicer shall notify the related Mortgagor that the Mortgagor must obtain such flood insurance coverage, and if said Mortgagor fails to obtain the required flood insurance coverage within forty-five (45) days after such notification, the Servicer shall force place the required flood insurance on the Mortgagor's behalf.

      Section 3.14 Maintenance of Mortgage Blanket Insurance.

      The Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the Mortgage Loans. To the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.13 and otherwise complies with all other requirements of
Section 3.13, it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.13. Any amounts collected by the Servicer under any such policy relating to a Mortgage Loan shall be deposited in the Custodial Account or Escrow Account subject to withdrawal pursuant to Sections 3.04 or
3.06. Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.13, and there shall have been a loss which would have been covered by such policy, the Servicer shall deposit in the Custodial Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from the Servicer's funds, without reimbursement therefor.

      Section 3.15 Restoration of Mortgaged Property.

      The Servicer need not obtain the approval of the Trustee or the Master Servicer prior to releasing any Insurance Proceeds or Condemnation Proceeds to the Mortgagor to be applied to the restoration or repair of the Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, with respect to claims greater than $10,000, the Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds or Condemnation Proceeds:

            (i)    the   Servicer   shall   receive   satisfactory   independent
verification of completion of repairs and issuance of any required approvals with respect thereto;

            (ii) the Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

            (iii) pending repairs or restoration, the Servicer shall place the Insurance Proceeds or Condemnation Proceeds in the Escrow Account.

      Section 3.16 Title, Management and Disposition of REO Property.

      In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trustee or its nominee (or MERS, as applicable), or in the event the Trustee is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an Opinion of Counsel obtained by the Servicer (with a copy delivered to the Trustee) from any attorney duly licensed to practice law in the state where the REO Property is located. The Person or Persons holding such title other than the Trustee shall acknowledge in writing that such title is being held as nominee for the Trustee.

      The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale. The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee. If the Servicer determines that it is in the best interest of the Trustee to not proceed with foreclosure or accept a deed in lieu of foreclosure, the Servicer shall have the right to do so, whereupon the related Mortgage Loan shall be deemed to be finally liquidated and the Servicer shall have the right to release the lien of the Mortgage on the related Mortgage Property and the Servicer shall be entitled to reimbursement for all outstanding unreimbursed Servicing Advances and Monthly Advances from the Custodial Account in accordance with Section 3.04(viii).

      The Servicer may permit an obligor to pay off a non-performing Mortgage Loan at less than its unpaid principal balance or chargeoff all or a portion of such non-performing Mortgage Loan if such discounted payoff or chargeoff is in accordance with Accepted Servicing Practices and the Servicer believes that such discounted payoff or chargeoff is in the best interest of the Trust Fund;
provided that in the case of any proposed discounted payoff or proposed chargeoff, the Servicer shall notify the Master Servicer, by telecopy and telephone, of the proposed discounted payoff or chargeoff. The Master Servicer shall be deemed to have approved the discounted payoff or chargeoff of any Mortgage Loan unless the Master Servicer notifies the Servicer in writing, within five (5) Business Days after its receipt of the related notice, that it disapproves of the discounted payoff or chargeoff, in which case the Servicer shall not proceed with such discounted payoff or chargeoff.

      Notwithstanding anything to the contrary contained in this Section 3.16, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee or the Master Servicer otherwise requests, an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector shall be arranged by the Servicer. Upon completion of the inspection, the Servicer shall provide the Trustee and the Master Servicer with a written report of such environmental inspection. In the event that the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In the event that the environmental inspection report is inconclusive as to the whether or not the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not, without the prior approval of the Master Servicer, proceed with foreclosure or acceptance of a deed in lieu of foreclosure. In such instance, the Master Servicer shall be deemed to have approved such foreclosure or acceptance of a deed in lieu of foreclosure unless the Master Servicer notifies the Servicer in writing, within two (2) Business Days after its receipt of written notice of the proposed foreclosure or deed in lieu of foreclosure from the Servicer, that it disapproves of the related foreclosure or acceptance of a deed in lieu of foreclosure. The Servicer shall be reimbursed for all Servicing Advances made pursuant to this paragraph with respect to the related Mortgaged Property from the Custodial Account.

      The Servicer shall use its Best Efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless (a) a REMIC election has not been made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, and (b) the Servicer determines, and gives an appropriate notice to the Master Servicer to such effect, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, (i) the Servicer shall report monthly to the Master Servicer as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Trustee, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Servicer as mortgagee, and such purchase money mortgage shall not be held pursuant to this Agreement, but instead a separate participation agreement among the Servicer and Trustee shall be entered into with respect to such purchase money mortgage. Notwithstanding anything herein to the contrary, the Servicer shall not be required to provide financing for the sale of any REO Property.

      The Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

      Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, or pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund. Subject to the approval of the Master Servicer as described in this paragraph, the disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interests of the Trust Fund.

      Prior to acceptance by the Servicer of an offer to sell any REO Property, the Servicer shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Servicer in writing, within two
(2) Business Days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Servicer shall not proceed with the sale. With respect to any REO Property, upon a REO Disposition, the Servicer shall be entitled to retain from REO Disposition Proceeds a disposition fee equal to $1,500.

      The Servicer shall withdraw from the Custodial Account funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to the Fannie Mae Guides. The Servicer shall make monthly distributions on each Remittance Date to the Master Servicer of the net cash flow from the REO Property (which shall equal the revenues from such REO Property net of the expenses described in this
Section 3.16 and of any reserves reasonably required from time to time to be maintained to satisfy anticipated liabilities for such expenses).

      Section 3.17 Real Estate Owned Reports.

      Together with the statement furnished pursuant to Section 4.02, the Servicer shall furnish to the Master Servicer on or before the Remittance Date each month a statement with respect to any REO Property covering the operation of such REO Property for the previous month and the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month. That statement shall be accompanied by such other information as the Master Servicer shall reasonably request.

      Section 3.18 MERS.

      (a) So long as the Trustee is a member of MERS, the Servicer shall use its Best Efforts to cause the Trustee to be identified as the owner of each MERS Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      (b) The Servicer shall maintain in good standing its membership in MERS. In addition, the Servicer shall comply with all rules, policies and procedures of MERS, including the Rules of Membership, as amended, and the MERS Procedures Manual, as amended.

      (c) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall promptly notify MERS as to any transfer of beneficial ownership of such Mortgage Loans of which the Servicer has notice.

      (d) With respect to all MERS Mortgage Loans serviced hereunder, the Servicer shall notify MERS as to any transfer of servicing pursuant to Section
9.01 within 10 Business Days of such transfer of servicing. The Servicer shall cooperate with the Trustee, the Master Servicer and any successor servicer to the extent necessary to ensure that such transfer of servicing is appropriately reflected on the MERS system.

      Section 3.19 Waiver of Prepayment Penalty Amounts.

      Except as provided below, the Servicer or any designee of the Servicer shall not waive any Prepayment Penalty Amount with respect to any Mortgage Loan. If the Servicer or its designee fails to collect a Prepayment Penalty Amount at the time of the related prepayment of any Mortgage Loan subject to such Prepayment Penalty Amount, the Servicer shall pay to the Trust Fund at such time (by deposit to the Custodial Account) an amount equal to the amount of the Prepayment Penalty Amount not collected; provided, however, the Servicer shall not have any obligation to pay the amount of any uncollected Prepayment Penalty Amount under this Section 3.19 if the failure to collect such amount is the result of inaccurate or incomplete information in the Prepayment Penalty Amount Schedule provided by the Seller and which is included as part of the Mortgage Loan Schedule attached hereto as Exhibit A. The Prepayment Penalty Amounts listed on the Prepayment Penalty Amount Schedule attached hereto as Exhibit A are complete, true and accurate and may be relied on by the Servicer in its calculation of Prepayment Penalty Amounts. If the Prepayment Penalty Amount data set forth on Exhibit A is incorrect, then the Servicer shall have no liability for any loss resulting from calculation of Prepayment Penalty Amounts using the data provided. Notwithstanding the above, the Servicer or its designee may waive a Prepayment Penalty Amount without paying to the Trust Fund the amount of such Prepayment Penalty Amount only if such Prepayment Penalty Amount
(i) relates to a defaulted Mortgage Loan or a reasonably foreseeable default, such waiver is standard and customary in servicing similar mortgage loans to the Mortgage Loan, and such waiver, in the reasonable judgment of the Servicer would maximize recovery of total proceeds from the Mortgage Loan, taking into account the amount of such Prepayment Charge and the related Mortgage Loan, or (ii) relates to a prepayment charge the collection of which, if collected, would be a violation of applicable laws.

                                   ARTICLE IV.

                           PAYMENTS TO MASTER SERVICER

      Section 4.01 Remittances.

      On each Remittance Date, no later than 3:00 p.m. Eastern Standard Time, the Servicer shall remit on a scheduled/scheduled basis by wire transfer of immediately available funds to the Master Servicer (i) all amounts deposited in the Custodial Account as of the close of business on the last day of the related Due Period (net of charges against or withdrawals from the Custodial Account pursuant to Section 3.04), plus (ii) all Monthly Advances, if any, which the Servicer is obligated to remit pursuant to Section 4.03 (and which the Servicer has not already deposited in the Custodial Account pursuant to Section 3.03(viii)); minus (iii) any amounts attributable to Principal Prepayments, Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds or REO Disposition Proceeds received after the applicable Prepayment Period, which amounts shall be remitted on the following Remittance Date, together with any additional interest required to be deposited in the Custodial Account in connection with such Principal Prepayment in accordance with Section 3.03(vi), and minus (iv) any amounts attributable to Monthly Payments collected but due on a Due Date or Due Dates subsequent to the first day of the month in which such Remittance Date occurs, which amounts shall be remitted on the Remittance Date next succeeding the Due Date related to such Monthly Payment.

      With respect to any remittance received by the Master Servicer after the Business Day on which such payment was due, the Servicer shall pay to the Master Servicer interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two (2) percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Servicer on the date such late payment is made and shall cover the period commencing with the day following such Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver by the Trustee or the Master Servicer of any Event of Default.

      All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

            JPMorgan Chase Bank, N.A.
            New York, New York
            ABA#: 021-000-021
            Account Name: Aurora Loan Services LLC
                          Master Servicing Payment Clearing Account
            Account Number: 066-611059
            Beneficiary: Aurora Loan Services LLC
            For further credit to: SARM 2005-5

      Section 4.02 Statements to Master Servicer.

      Not later than the tenth (10th) calendar day of each month (or if such calendar day is not a Business Day, the immediately preceding Business Day), the Servicer shall furnish to the Master Servicer and the Securities Administrator
(i) a monthly remittance advice in the format set forth in Exhibit D-1 hereto and a monthly defaulted loan report in the format set forth in Exhibit D-2 hereto (or in such other format mutually agreed between the Servicer and the Master Servicer) relating to the period ending on the last day of the preceding calendar month and (ii) all such information required pursuant to clause (i) above on a magnetic tape or other similar media reasonably acceptable to the Master Servicer. The format of this monthly reporting may be amended from time to time to the extent necessary to comply with applicable law or the terms of the Trust Agreement.

      Not later than the seventeenth day of each month, the Servicer shall furnish to the Master Servicer and the Securities Administrator (a) a monthly payoff remittance advice regarding any Principal Prepayments in full applied to the related Mortgage Loan on or after the seventeenth day of the month preceding the month of such reporting date, but on or before the sixteenth day of the month of such reporting date, containing such information and in such format as is mutually acceptable to the Master Servicer and the Servicer, and in any event containing sufficient information to permit the Master Servicer to properly report Principal Prepayment in full information to the Trustee under the Trust Agreement and (b) all such information required pursuant to clause (a) above in electronic format, on magnetic tape or other similar media reasonably acceptable to the Master Servicer.

      In addition, not more than 60 days after the end of each calendar year, commencing December 31, 2005, the Servicer shall furnish to each Person who was an owner of the Mortgage Loans at any time during such calendar year as required by applicable law or if not required by applicable law, at the request of such owner as to the aggregate of remittances for the applicable portion of such year.

      Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer pursuant to any requirements of the Internal Revenue Code as from time to time are in force.

      The Master Servicer may request that the Servicer provide, at the Master Servicer's expense, an appraisal or a broker price opinion on any Mortgage Loan which is 90 days or more delinquent. The Servicer shall use its best efforts to deliver such appraisal or broker price opinion to the Master Servicer within 15 calendar days after such request.

      Beginning with calendar year 2005, the Servicer shall provide the Master Servicer with such information concerning the Mortgage Loans as is necessary for the Trustee or the Securities Administrator to prepare the Trust Fund's federal income tax return as the Trustee or the Securities Administrator may reasonably request from time to time.

      Section 4.03 Monthly Advances by Servicer.

      On the Business Day immediately preceding each Remittance Date, the Servicer shall deposit in the Custodial Account from its own funds or from amounts held for future distribution, or both, an amount equal to the aggregate of all Monthly Advances relating to Monthly Payments which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 3.01. Any amounts held for future distribution and so used shall be replaced by the Servicer by deposit in the Custodial Account on or before any future Remittance Date if funds in the Custodial Account on such Remittance Date shall be less than remittances to the Master Servicer required to be made on such Remittance Date. The Servicer shall keep appropriate records of such amounts and will provide such records to the Master Servicer upon request. The Servicer's obligation to make such Monthly Advances as to any Mortgage Loan will continue through the last Monthly Payment due prior to the payment in full of the Mortgage Loan, or through the last Remittance Date prior to the Remittance Date for the distribution of all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the Mortgage Loan unless the Servicer deems such Monthly Advances to be unrecoverable, as evidenced by an Officer's Certificate of the Servicer delivered to the Master Servicer.

                                   ARTICLE V.

                          GENERAL SERVICING PROCEDURES

      Section 5.01 Servicing Compensation.

      As consideration for servicing the Mortgage Loans subject to this Agreement, the Servicer shall retain (i) the relevant Servicing Fee for each Mortgage Loan remaining subject to this Agreement during any month and (ii) Ancillary Income. In addition, if at any time the Servicer is the Retained Interest Holder with respect to any Mortgage Loans, then the Servicer, as the Retained Interest Holder, shall retain an amount equal to the Retained Interest relating to such Mortgage Loans; provided, that (i) the Trustee and the Master Servicer shall have no obligation to make payment of the Retained Interest to the Servicer and (ii) the Servicer's right to retain the Retained Interest is limited to (and the Retained Interest may only be retained from) the interest portion (including recoveries with respect to interest from Liquidation Proceeds) of the Monthly Payments collected by the Servicer with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment. The Servicing Fee shall be payable monthly. The Servicing Fees shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payment or as otherwise provided in Section 3.04. The obligation of the Trust Fund to pay the Servicing Fees is limited as provided in Section 3.04. The aggregate of the Servicing Fees payable to the Servicer for any month with respect to the Mortgage Loans shall be reduced by any Prepayment Interest Shortfall Amount with respect to such month. Any Prepayment Interest Excess Amount shall be retained by, or paid to, the Servicer as a part of the Servicing Fee.

      The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement thereof except as specifically provided for herein.

      Section 5.02 Annual Audit Report.

      On or before March 15th of each year, beginning with March 15, 2006, Servicer shall, at its own expense, cause a firm of independent public accountants (who may also render other services to Servicer), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Trustee and the Master Servicer (i) year-end audited (if available) financial statements of the Servicer and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of such Servicer's duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, or such other attestation program as may be required by applicable law or regulation, such firm is of the opinion that Servicer's overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers, or such other attestation program as may be required by applicable law or regulation, except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers, or such other attestation program as may be required by applicable law or regulation, requires it to report, in which case such exceptions shall be set forth in such statement.

      Section 5.03 Annual Officer's Certificate.

      (a) On or before March 15th of each year, beginning with March 15, 2006, the Servicer, at its own expense, will deliver to each Seller, the Trustee, the Depositor and the Master Servicer a Servicing Officer's certificate, or such other certificates as may be required under applicable law or regulation, stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding fiscal year and of performance under this Agreement has been made under such officers' supervision, and (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by the Servicer to remedy such default.

      (b) For so long as a certificate under the Sarbanes-Oxley Act of 2002, as amended, ("Sarbanes-Oxley") is required to be given on behalf of the Trust Fund, no later than March 15th of each year (or if not a Business Day, the immediately preceding Business Day), or at any other time that the Master Servicer, the Depositor or the Trustee provides a certification pursuant to Sarbanes-Oxley and upon thirty (30) days written request of such parties, an officer of the Servicer shall execute and deliver an Officer's Certificate to the Master Servicer, the Trustee and the Depositor for the benefit of the Trust Fund and the Master Servicer, the Trustee and the

Depositor and their officers, directors and affiliates, in the form of Exhibit E hereto or as may be required by applicable law or regulation.

      (c) The Servicer shall indemnify and hold harmless the Master Servicer, the Depositor and their respective officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 5.03 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer and/or the Depositor, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servicer and/or the Depositor as a result of the losses, claims, damages or liabilities of the Master Servicer and/or the Depositor in such proportion as is appropriate to reflect the relative fault of the Master Servicer and/or the Depositor on the one hand and the Servicer on the other in connection with a breach of the Servicer's obligations under this Section 5.03 or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

      Section 5.04 Transfers of Mortgaged Property.

      The Servicer shall use its best efforts to enforce any "due-on-sale" provision contained in any Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the "due-on-sale" clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related PMI Policy or LPMI Policy, if any.

      If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note and the Servicer has the prior consent of the primary mortgage guaranty insurer, a substitution of liability agreement with the owner of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the owner of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note; provided that no such substitutions should be permitted unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor. The Mortgage Loan, as assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement. The Servicer shall notify the Master Servicer that any such assumption or substitution agreement has been contemplated by forwarding to the Master Servicer a copy of such assumption or substitution agreement (indicating the Mortgage File to which it relates). The Servicer shall forward an original copy of such agreement to the Custodian to be held by the Custodian with the other documents related to such Mortgage Loan. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the Monthly Payment on the related Mortgage Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the Mortgage Interest Rate, the stated maturity or the outstanding principal amount of such Mortgage Loan shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any assumption fee collected by the Servicer for entering into an assumption agreement shall be retained by the Servicer as additional servicing compensation. In connection with any such assumption, neither the Mortgage Interest Rate borne by the related Mortgage Note, the term of the Mortgage Loan nor the outstanding principal amount of the Mortgage Loan shall be changed.

                                  ARTICLE VI.

                           REPRESENTATIONS, WARRANTIES
                                 AND AGREEMENTS

      Section 6.01 Representations, Warranties and Agreements of the Servicer.

      The Servicer, as a condition to the consummation of the transactions contemplated hereby, hereby makes the following representations and warranties to the Seller, the Master Servicer and the Trustee as of the Closing Date:

      (a) Due Organization and Authority. The Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer, and in any event the Servicer is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of the terms of this Agreement; the Servicer has the full power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized; this Agreement evidences the valid, binding and enforceable obligation of the Servicer and all requisite action has been taken by the Servicer to make this Agreement valid and binding upon the Servicer in accordance with its terms;

      (b) Ordinary Course of Business. The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

      (c) No Conflicts. Neither the execution and delivery of this Agreement, the acquisition of the servicing responsibilities by the Servicer or the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement, will conflict with or result in a breach of any of the terms, conditions or provisions of the Servicer's organizational documents or any legal restriction or any agreement or instrument to which the Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject, or impair the ability of the Servicer to service the Mortgage Loans, or impair the value of the Mortgage Loans;

      (d) Ability to Perform. The Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

      (e) No Litigation Pending. There is no action, suit, proceeding or investigation pending or threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer, or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement;

      (f) No Consent Required. No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of or compliance by the Servicer with this Agreement;

      (g) Ability to Service. The Servicer is an approved seller/servicer of conventional residential mortgage loans for Fannie Mae or Freddie Mac, with the facilities, procedures, and experienced personnel necessary for the sound servicing of mortgage loans of the same type as the Mortgage Loans. The Servicer is in good standing to service mortgage loans for either Fannie Mae or Freddie Mac. The Servicer is a member in good standing of the MERS system;

      (h) No Untrue Information. Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading; and

      (i) No Commissions to Third Parties. The Servicer has not dealt with any broker or agent or anyone else who might be entitled to a fee or commission in connection with this transaction other than the Seller.

      Section 6.02 Remedies for Breach of Representations and Warranties of the Servicer.

      It is understood and agreed that the representations and warranties set forth in Section 6.01 shall survive the engagement of the Servicer to perform the servicing responsibilities as of the Closing Date or Servicing Transfer Date, as applicable, hereunder and the delivery of the Servicing Files to the Servicer and shall inure to the benefit of the Seller and the Trustee. Upon discovery by either the Servicer, the Master Servicer or the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Seller or the Trustee, the party discovering such breach shall give prompt written notice to the other.

      Within 60 days of the earlier of either discovery by or notice to the Servicer of any breach of a representation or warranty set forth in Section 6.01 which materially and adversely affects the ability of the Servicer to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Servicer shall use its Best Efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Servicer shall, at the Trustee's or the Master Servicer's option, assign the Servicer's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor Servicer. Such assignment shall be made in accordance with Section 9.01.

      In addition, the Servicer shall indemnify the Seller, the Trustee and the Master Servicer (and each of their respective directors, officers, employees and agents) and hold each of them harmless against any Costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Servicer representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this
Section 6.02 constitute the sole remedies of the Seller, the Master Servicer and the Trustee respecting a breach of the foregoing representations and warranties.

      Any cause of action against the Servicer relating to or arising out of the breach of any representations and warranties made in Section 6.01 shall accrue upon (i) discovery of such breach by the Servicer or notice thereof by the Seller or the Master Servicer to the Servicer, (ii) failure by the Servicer to cure such breach within the applicable cure period, and (iii) demand upon the Servicer by the Seller or the Master Servicer for compliance with this Agreement.

      Section  6.03  Additional  Indemnification  by the  Servicer;  Third Party
                     Claims.

      The Servicer shall indemnify the Seller, the Master Servicer, the Depositor, the Trustee (and each of their respective directors, officers, employees and agents) and the Trust Fund, and hold them harmless against any and all Costs that any such indemnified party may sustain in any way related to (i) the failure of the Servicer to perform its duties and service the Mortgage Loans in material compliance with the terms of this Agreement (including, but not limited to its obligation to provide the certification pursuant to Section 5.03(b) hereunder) or for any inaccurate or misleading information provided in the certification required pursuant to Section 5.03(b) or (ii) the failure of the  Servicer  to cause  any  event to occur or not to occur  which  would  have occurred or would not have occurred, as applicable, if the Servicer were applying Accepted Servicing Practices under this Agreement. The Servicer shall immediately notify the Seller, the Master Servicer, the Depositor, the Trustee and the Trust Fund or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the indemnified party in the event of an indemnified claim) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any other party in respect of such claim and follow any written instructions received from such indemnifying party in connection with such claim. Subject to the Servicer's indemnification pursuant to Section 6.02, or the failure of the Servicer to service and administer the Mortgage Loans in material compliance with the terms of this Agreement, the Trust Fund shall indemnify the Servicer and hold the Servicer harmless against any and all Costs that the Servicer may sustain in connection with any legal action relating to this Agreement, the Certificates or the origination or Servicing of the Mortgage Loans by any prior owner or servicer, other than any Costs incurred by reason of the Servicer's willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of its reckless disregard of obligations and duties hereunder.

      Section 6.04 Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

      In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Holder of the related Residual Certificate, the Master Servicer, the Trustee (and each of their respective directors, officers, employees and agents) and the Trust Fund against any and all losses, claims, damages, liabilities or expenses ("Losses") resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the action or inaction of the Trustee, the Depositor or the Holder of such Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate, the Trustee and the Trust Fund now or hereafter existing at law or in equity or otherwise. Notwithstanding the foregoing, however, in no event shall the Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by the Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

                                  ARTICLE VII.

                                  THE SERVICER

      Section 7.01 Merger or Consolidation of the Servicer.

      The Servicer shall keep in full effect its existence, rights and franchises as a corporation or a limited liability company, and shall obtain and preserve its qualification to do business as a foreign entity in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

      Any Person into which the Servicer may be merged or consolidated, or any corporation or limited liability company resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be the successor of the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, that the successor or surviving Person shall be an institution (i) having a net worth of not less than $25,000,000, and (ii) which is a Fannie Mae or Freddie Mac approved servicer in good standing.

      Section 7.02 Limitation on Liability of the Servicer and Others.

      Neither the Servicer nor any of the directors, officers, employees or agents of the Servicer shall be under any liability to the Seller, the Master Servicer or the Trustee for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Servicer and any director, officer, employee or agent of the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expense or liability, provided, however, that the Servicer may, with the consent of the Master Servicer, undertake any such action which it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto. In such event, the Servicer shall be entitled to reimbursement from the Trust Fund for the reasonable legal expenses and costs of such action.

      Section 7.03 Limitation on Resignation and Assignment by the Servicer.

      The Seller has entered into this Agreement with the Servicer in reliance upon the independent status of the Servicer, and the representations as to the adequacy of its servicing facilities, plant, personnel, records and procedures, its integrity, reputation and financial standing, and the continuance thereof. Therefore, the Servicer shall neither assign its rights under this Agreement or the servicing hereunder nor delegate its duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets without, in each case, the prior written consent of the Seller and the Master Servicer, which consent, in the case of an assignment of rights or delegation of duties, shall be granted or withheld in the discretion of the Seller and the Master Servicer, and which consent, in the case of a sale or disposition of all or substantially all of the property or assets of the Servicer, shall not be unreasonably withheld; provided, that in each case, there must be delivered to the Master Servicer and the Trustee a letter from each Rating Agency to the effect that such transfer of servicing or sale or disposition of assets will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. Notwithstanding the foregoing, the Servicer, without the consent of the Seller, the Master Servicer or the Trustee, may retain third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions; provided, that the retention of such contractors by Servicer shall not limit the obligation of the Servicer to service the Mortgage Loans pursuant to the terms and conditions of this Agreement.

      The Servicer shall not resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Master Servicer or upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Master Servicer and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Master Servicer and the Trustee. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in Section 9.01.

      Without in any way limiting the generality of this Section 7.03, in the event that the Servicer either shall assign this Agreement or the servicing responsibilities hereunder or delegate its duties hereunder or any portion thereof or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written consent of the Seller and the Master Servicer, then the Seller or the Master Servicer shall have the right to terminate this Agreement upon notice given as set forth in Section 8.01, without any payment of any penalty or damages and without any liability whatsoever to the Servicer or any third party.

      Section 7.04 Subservicing Agreements and Successor Subservicer.

            (a) The Servicer may enter into subservicing agreements for any servicing and administration of the Mortgage Loans with any institution which
(i) is an approved Fannie Mae or Freddie Mac Seller/Servicer and (ii) which represents and warrants that it is in compliance with the laws of each state as necessary to enable it to perform its obligations under such subservicing agreement. For this purpose, subservicing shall not be deemed to include the use of a tax service, or services for reconveyance, insurance, property inspection or brokering REO Property or the retention of third party contractors to perform certain servicing and loan administration functions, including without limitation, hazard insurance administration, tax payment and administration, flood certification and administration, collection services and similar functions. The Servicer shall give prior written notice to the Master Servicer and the Trustee of the appointment of any subservicer and shall furnish to the Master Servicer a copy of such subservicing agreement. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans immediately upon receipt by any subservicer of such payments. Any such subservicing agreement shall be consistent with and not violate the provisions of this Agreement. Each subservicing agreement shall provide that a successor servicer shall have the option to terminate such agreement without payment of any fees if the predecessor servicer is terminated or resigns.

            (b) The Servicer may terminate any subservicing agreement to which it is a party in accordance with the terms and conditions of such subservicing agreement and either itself directly service the related Mortgage Loans or enter into a subservicing agreement with a successor subservicer that qualifies under Section 7.04(a).

            (c) Notwithstanding any subservicing agreement or the provisions of this Agreement relating to agreements or arrangements between the Servicer and a subservicer or reference to actions taken through a subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee, the Master Servicer and the Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions hereof without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. The Servicer shall be entitled to enter into any agreement with a subservicer for indemnification of the Servicer by such subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                                  ARTICLE VIII.

                                   TERMINATION

      Section 8.01 Termination for Cause.

      This Agreement shall be terminable at the option of the Seller or the Master Servicer if any of the following events of default exist on the part of the Servicer:

            (i) any failure by the Servicer to remit to the Master Servicer any payment required to be made under the terms of this Agreement which continues unremedied for a period of two Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; or

            (ii) failure by the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of 30 days; or

            (iii) failure by the Servicer to maintain its license to do business or service residential mortgage loans in any jurisdiction, if required by such jurisdiction, where the Mortgaged Properties are located; or

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, including bankruptcy, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (v) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

            (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations or cease its normal business operations for three Business Days; or

            (vii) the Servicer ceases to meet the qualifications of a Fannie Mae or Freddie Mac seller/servicer; or

            (viii) the Servicer attempts to assign the servicing of the Mortgage Loans or its right to servicing compensation hereunder or the Servicer attempts to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof (to other than a third party in the case of outsourcing routine tasks including, but not limited to, taxes, insurance, property inspection, reconveyance, collection or brokering REO Property), in each case without complying fully with the provisions of Section 7.03.

      In each and every such case, so long as an event of default shall not have been remedied, in addition to whatever rights the Seller or the Master Servicer may have at law or equity to damages, including injunctive relief and specific performance, the Seller or the Master Servicer, by notice in writing to the Servicer, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the servicing contract established hereby and the proceeds thereof.

      Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in a successor Servicer appointed by the Seller and the Master Servicer. Upon written request from the Seller, the Servicer shall prepare, execute and deliver to the successor entity designated by the Seller any and all documents and other instruments, place in such successor's possession all Servicing Files relating to the Seller's Mortgage Loans, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement or assignment of the Mortgage Loans and related documents, at the Servicer's sole expense. The Servicer shall cooperate with the Seller and the Master Servicer and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      By a written notice, the Seller and the Master Servicer may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

      Upon a termination for cause pursuant to Section 8.01, all unreimbursed Servicing Fees, Servicing Advances and Monthly Advances still owing the Servicer shall be paid by the Trust Fund as such amounts are received from the related Mortgage Loans.

      Section 8.02 Termination Without Cause.

      This Agreement shall terminate upon: (i) the later of (a) the distribution of the final payment or liquidation proceeds on the last Mortgage Loan to the Master Servicer (or advances by the Servicer for the same), and (b) the disposition of all REO Property acquired upon foreclosure of the last Mortgage Loan and the remittance of all funds due hereunder, (ii) mutual consent of the Servicer, the Seller and the Master Servicer in writing or (iii) at the sole discretion of the Seller (acting in its capacity as owner of the servicing rights relating to the Mortgage

Loans). Any such termination pursuant to clause (iii) above shall be with 30 days' prior notice, in writing and delivered to the Trustee, the Master Servicer and the Servicer by registered mail to the addresses set forth in Section 9.03 of this Agreement (in the case of the Servicer) or in the Trust Agreement (in the case of the Trustee or the Master Servicer). The Servicer shall comply with the termination procedures set forth in Sections 7.03, 8.01 and 9.01 hereof. The Master Servicer or the Trustee shall have no right to terminate the Servicer pursuant to this Section 8.02. In connection with a termination by the Seller pursuant to clause (iii) of this Section 8.02, the Servicer shall be reimbursed for all unreimbursed out-of-pocket Servicing Advances, Monthly Advances and Servicing Fees and other reasonable and necessary out-of-pocket costs associated with any transfer of servicing at the time of such transfer of servicing. Any invoices received by the Servicer after termination will be forwarded to the Seller or the successor servicer for payment within thirty (30) days of receipt from the Servicer.

                                   ARTICLE IX.

                            MISCELLANEOUS PROVISIONS

      Section 9.01 Successor to the Servicer.

      Simultaneously with the termination of the Servicer's responsibilities and duties under this Agreement (a) pursuant to Sections 6.02, 7.03, 8.01 or 8.02(ii), the Master Servicer shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement; or (b) pursuant to a termination under Section 8.02(iii), the Seller shall appoint a successor having the characteristics set forth in clauses (i) and (ii) of Section 7.01 and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer under this Agreement simultaneously with the termination of the Servicer's responsibilities, duties and liabilities under this Agreement (with respect to those related Mortgage Loans). Any successor to the Servicer shall be subject to the approval of the Master Servicer and, to the extent required by the Trust Agreement, the Trustee, shall be a member in good standing of the MERS system (if any of the Mortgage Loans are MERS Eligible Mortgage Loans, unless such Mortgage Loans are withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee at the expense of the successor Servicer). Any approval of a successor servicer by the Master Servicer and, to the extent required by the Trust Agreement, the Trustee, shall, if the successor servicer is not at that time a servicer of other Mortgage Loans for the Trust Fund, be conditioned upon the receipt by the Master Servicer and the Trustee of a letter from each Rating Agency to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Seller, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree, provided, however, that no such compensation shall be in excess of that permitted the Servicer under this Agreement. In the event that the Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Servicer pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this
Section 9.01 and shall in no event relieve the Servicer of the representations and warranties made pursuant to Sections 6.01 and the remedies available to the Master Servicer and the Seller under Section 6.02, 6.03 and 6.04, it being understood and agreed that the provisions of such Sections 6.01, 6.02, 6.03 and
6.04 shall be applicable to the Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement. Neither the Master Servicer, in its capacity as successor servicer, nor any other successor servicer, shall be responsible for the lack of information and/or documents that are not transferred to it by the Servicer and that it cannot otherwise obtain through reasonable efforts.

      Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Servicer shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including but not limited to the transfer and endorsement of the Mortgage Notes and related documents, and the preparation and recordation of Assignments of Mortgage. The Servicer shall cooperate with the Trustee, the Master Servicer or the Seller, as applicable, and such successor in effecting the termination of the Servicer's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor Servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

      Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Servicer, the Master Servicer and the Seller an instrument (i) accepting such appointment, wherein the successor shall make the representations and warranties set forth in Section 6.01 (including a representation that the successor Servicer is a member of MERS, unless none of the Mortgage Loans are MERS Mortgage Loans or MERS Eligible Mortgage Loans or any such Mortgage Loans have been withdrawn from MERS and Assignments of Mortgage are recorded in favor of the Trustee) and provide for the same remedies set forth in Sections 6.02, 6.03 and 6.04 herein and (ii) an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Servicer under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Servicer or termination of this Agreement pursuant to Sections 6.02, 7.03, 8.01 or 8.02 shall not affect any claims that the Master Servicer or the Trustee may have against the Servicer arising out of the Servicer's actions or failure to act prior to any such termination or resignation. In addition, in the event any successor servicer is appointed pursuant to Section 8.02(iii) of this Agreement, such successor servicer must satisfy the conditions relating to the transfer of servicing set forth in the Trust Agreement.

      The Servicer shall deliver promptly to the successor servicer the funds in the Custodial Account and Escrow Account and all Mortgage Loan documents and related documents and statements held by it hereunder and the Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer.

      Upon a successor's acceptance of appointment as such, the Servicer shall notify the Trustee, the Seller and Master Servicer of such appointment in accordance with the procedures set forth in Section 9.03.

      Section 9.02 Costs.

      The Seller shall pay the legal fees and expenses of its attorneys. Costs and expenses incurred in connection with the transfer of the servicing responsibilities, including fees for delivering Servicing Files, shall be paid by the Seller. Subject to Sections 2.02 and 3.01(a), the Depositor shall pay the costs associated with the preparation, delivery and recording of Assignments of Mortgages.

      Section 9.03 Notices.

      All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if sent by facsimile or mailed by overnight courier, addressed as follows (or such other address as may hereafter be furnished to the other party by like notice):

            (i)    if to the Seller:

            Lehman Brothers Holdings Inc.
            745 Seventh Avenue
            8th Floor
            New York, New York 10019
            Attention:  Contract Finance - SARM 2005-5
            Telephone:  (212) 526-7527
            Telecopier:  (212) 526-0323

            with a copy to:

            Dechert, LLP
            1717 Arch Street
            Philadelphia, PA 19103
            Attention:  Steven J. Molitor, Esq.

            (ii)   if to the Servicer:

            Aurora Loan Services LLC
            327 Inverness Drive South
            Englewood, CO  80112
            Attn:  E. Todd Whittemore

            Mail Stop - 3195
            Telephone No.:  (720) 945-3422
            Telecopier No.:  (720) 945-3123

            with a copy to:

            Aurora Loan Services LLC
            601 Fifth Avenue
            P.O. Box 1706
            Scottsbluff, Nebraska  69361
            Attention:  Manager, Loan Administration
            Telephone No.:  (308) 220-2000
            Telecopier No.:  (308) 632-4287

            (iii)  if to the Master Servicer:

            Aurora Loan Services LLC
            327 Inverness Drive South
            Englewood, CO  80112
            Mail Stop Code - 3195
            Attn:  E. Todd Whittemore - Master Servicing
            SARM 2005-5
            Telephone:  (720) 945-3422

            (iv)   if to the Trustee:

            JPMorgan Chase Bank, N.A.
            4 New York Plaza, 6th Floor
            New York, New York  10004
            Telephone:  (212) 623-5600
            Facsimile:   (212) 623-5858

            (v)    if to the Securities Administrator:

            None

      Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

      Section 9.04 Severability Clause.

      Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is as close as possible to the economic effect of this Agreement without regard to such invalidity.

      Section 9.05 No Personal Solicitation.

      From and after the Closing Date, the Servicer hereby agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on the Servicer's behalf, to personally, by telephone or mail, solicit the borrower or obligor under any Mortgage Loan (on a targeted basis) for any purposes of prepayment, refinancing or modification of the related Mortgage Loan, provided, however, that this limitation shall not prohibit the Servicer from soliciting such Mortgagor for purposes of prepayment, refinance or modification of any loan owned or serviced by the Servicer other than a Mortgage Loan. Notwithstanding the foregoing, it is understood and agreed that, among other marketing activities, promotions and solicitations undertaken by the Servicer which are directed of the general public at large or which are directed generally to a segment of the then existing customers of the Servicer or any of its affiliates (including, without limitation, the mailing of promotional materials to the Servicer's or its affiliates' deposit customers by inserting such materials into customer account statements, mass mailings based on commercially acquired mailing lists and newspaper, radio and television advertisements and solicitations made on the basis of information acquired by the Servicer or its affiliates that indicates that a borrower may be planning to refinance) shall not constitute solicitation under this section. In the event the Servicer does refinance any Mortgage Loan as a result of a violation of the requirements set forth in this Section 9.05, the Servicer hereby agrees to pay to the Trust Fund an amount equal to the difference, if any, between the amount that the Trust Fund would have received if it had sold the Mortgage Loan to a third party, and the proceeds received by the Trust Fund as a result of such refinancing.

      Section 9.06 Counterparts.

      This   Agreement  may  be  executed   simultaneously   in  any  number  of
counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

      Section 9.07 Place of Delivery and Governing Law.

      This Agreement shall be deemed in effect when a fully executed counterpart thereof is received by the Seller in the State of New York and shall be deemed to have been made in the State of New York. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND

REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Section 9.08 Further Agreements.

      The Seller and the Servicer each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

      Section 9.09 Intention of the Parties.

      It is the intention of the parties that the Seller is conveying, and the Servicer is receiving only a contract for servicing the Mortgage Loans. Accordingly, the parties hereby acknowledge that the Trust Fund remains the sole and absolute owner of the Mortgage Loans and all rights (other than the servicing rights) related thereto.

      Section 9.10 Successors and Assigns; Assignment of Servicing Agreement.

      This Agreement shall bind and inure to the benefit of and be enforceable by the Servicer, each Seller, the Trustee and the Master Servicer and their respective successors and assigns. This Agreement shall not be assigned, pledged or hypothecated by the Servicer to a third party except in accordance with
Section 7.03.

      Section 9.11 Assignment by the Seller.

      The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its interest under this Agreement to the Depositor, which in turn shall assign such rights to the Trustee, and the Trustee then shall succeed to all rights of the Seller under this Agreement. All references to the Seller in this Agreement shall be deemed to include its assignee or designee and any subsequent assignee or designee, specifically including the Trustee, except with respect to the Seller's retained servicing rights pursuant to Section 8.02(iii).

      The Seller shall have the right, upon notice to but without the consent of the Servicer, to assign, in whole or in part, its retained servicing rights. All references to the Seller in this Agreement, in its capacity as an owner of servicing rights, shall be deemed to include the assignee or designee and any subsequent assignee or designee, of the Seller's rights arising pursuant to
Section 8.02(iii).

      Section 9.12 Amendment

      This Agreement may be amended from time to time by the written agreement signed by the Master Servicer, the Seller and the Servicer; provided that the party requesting such amendment shall, at its own expense, provide the Trustee, the Master Servicer and the Seller with an Opinion of Counsel that such amendment will not materially adversely affect the interest of the Certificateholders in the Mortgage Loans. Any such amendment shall be deemed not to adversely affect in any material respect any the interest of the
Certificateholders in the Mortgage Loans, if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce, qualify or withdraw the then current rating assigned to the Certificates (and any Opinion of Counsel requested by the Trustee, the Master Servicer and the Seller in connection with any such amendment may rely expressly on such confirmation as the basis therefore).

      Section 9.13 Waivers.

      No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

      Section 9.14 Exhibits.

      The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

      Section 9.15 General Interpretive Principles.

      For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

      (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

      (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs", and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

      (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

      (e) the words "herein", "hereof", "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

      (f) the term "include" or "including" shall mean by reason of enumeration.

      Section 9.16 Reproduction of Documents.

      This Agreement and all documents relating thereto, including, without limitation, (i) consents, waivers and modifications which may hereafter be executed, (ii) documents received by any party at the closing, and (iii) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

      Section 9.17 Protection of Confidential Information.

      The Servicer shall keep confidential and shall not divulge to any party, without the Seller's prior written consent, any nonpublic information pertaining to the Mortgage Loans or any borrower thereunder, except to the extent that it is appropriate for the Servicer to do so in working with legal counsel, auditors, taxing authorities or other governmental agencies or it is otherwise in accordance with Accepted Servicing Practices.

      IN WITNESS WHEREOF, the Servicer, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                      LEHMAN BROTHERS HOLDINGS INC.,
                                         as Seller


                                      By:______________________________________
                                         Name:
                                         Title: Authorized Signatory


                                      AURORA LOAN SERVICES LLC,
                                          as Servicer


                                      By:______________________________________
                                         Name:  Leo C. Trautman, Jr.
                                         Title: Senior Vice President


                                      AURORA LOAN SERVICES LLC,
                                         as Master Servicer


                                      By:______________________________________
                                         Name:   E. Todd Whittemore
                                         Title: Executive Vice President


Acknowledged By:

JPMORGAN CHASE BANK, N.A.
   as Trustee


By:______________________________________
   Name:
   Title:

                                    EXHIBIT A

                             MORTGAGE LOAN SCHEDULE

                             [INTENTIONALLY OMITTED]

                                    EXHIBIT B

                     CUSTODIAL ACCOUNT CERTIFICATION NOTICE

                                                                   April _, 2005

To:

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195
Attn: E. Todd Whittemore - Master Servicing
(SARM 2005-5)

      As Servicer under the Servicing Agreement, dated as of April 1, 2005 among Aurora Loan Services LLC, as Servicer, Lehman Brothers Holdings Inc., as Seller and you, as Master Servicer (the "Agreement"), we hereby certify to you that we have established an account at [insert name of financial institution], as a Custodial Account pursuant to Section 3.03 of the Agreement, to be designated as "Aurora Loan Services LLC, in trust for JPMorgan Chase Bank, N.A., as Trustee for Structured Adjustable Rate Mortgage Loan Trust, 2005-5." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.

                                      AURORA LOAN SERVICES LLC


                                      By:______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT C

                       ESCROW ACCOUNT CERTIFICATION NOTICE

                                                                  April __, 2005

To:

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195
Attn: E. Todd Whittemore - Master Servicing
(SARM 2005-5)

      As Servicer under the Servicing Agreement, dated as of April 1, 2005 among Aurora Loan Services LLC, as Servicer, Lehman Brothers Holdings Inc., as Seller and you, as Master Servicer (the "Agreement"), we hereby certify to you that we have established an account at [insert name of financial institution], as an Escrow Account pursuant to Section 3.05 of the Agreement, to be designated as "Aurora Loan Services LLC, in trust for JPMorgan Chase Bank, N.A., as Trustee for Structured Adjustable Rate Mortgage Loan Trust, 2005-5." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Servicer.

                                      AURORA LOAN SERVICES LLC


                                      By:______________________________________
                                         Name:
                                         Title:

                                   EXHIBIT D-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME         DESCRIPTION                                                  FORMAT
----------         -----------                                                  ------
INVNUM             INVESTOR LOAN NUMBER                                         Number no decimals
SERVNUM            SERVICER LOAN NUMBER, REQUIRED                               Number no decimals
BEGSCHEDBAL        BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                  Number two decimals
                   BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL,
                   REQUIRED
SCHEDPRIN          SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED           Number two decimals
                   ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                   REQUIRED, .00 IF NO COLLECTIONS
CURT1              CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT1DATE          CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT1ADJ           CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
CURT2              CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                  Number two decimals
CURT2DATE          CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
CURT2ADJ           CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE              Number two decimals
LIQPRIN            PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE         Number two decimals
OTHPRIN            OTHER PRINCIPAL, .00 IF NOT APPLICABLE                       Number two decimals
PRINREMIT          TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE     Number two decimals
INTREMIT           NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                 Number two decimals
                   .00 IF NOT APPLICABLE
TOTREMIT           TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE               Number two decimals
ENDSCHEDBAL        ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED             Number two decimals
                   ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL          ENDING TRIAL BALANCE                                         Number two decimals
                   .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE         ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT            DD-MMM-YY
ACTCODE            60 IF PAIDOFF, BLANK IF NOT APPLICABLE                       Number no decimals
ACTDATE            ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                  DD-MMM-YY
INTRATE            INTEREST RATE, REQUIRED                                      Number seven decimals
                                                                                Example .0700000 for 7.00%
SFRATE             SERVICE FEE RATE, REQUIRED                                   Number seven decimals
                                                                                Example .0025000 for .25%
PTRATE             PASS THRU RATE, REQUIRED                                     Number seven decimals
                                                                                Example .0675000 for 6.75%
PIPMT              P&I CONSTANT, REQUIRED                                       Number two decimals
                   .00 IF PAIDOFF


                                      D-1-1

                                   EXHIBIT D-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

Data Field                  Format                                                         Data Description
----------                  ------                                                         ----------------
% of MI coverage            NUMBER(6,5)                                                    The percent of coverage provided by the
                                                                                           PMI company in the event of loss on a
                                                                                           defaulted loan.

Actual MI claim filed date  DATE(MM/DD/YYYY)                                               Actual date that the claim was submitted
                                                                                           to the PMI company.

Actual bankruptcy start     DATE(MM/DD/YYYY)                                               Actual date that the bankruptcy petition
date                                                                                       is filed with the court.

Actual MI claim amount      NUMBER(15,2)                                                   The amount of the claim that was filed by
filed                                                                                      the servicer with the PMI company.

Actual discharge date       DATE(MM/DD/YYYY)                                               Actual date that the Discharge Order is
                                                                                           entered in the bankruptcy docket.

Actual due date             DATE(MM/DD/YYYY)                                               Actual due date of the next outstanding
                                                                                           payment amount due from the mortgagor.

Actual eviction complete    DATE(MM/DD/YYYY)                                               Actual date that the eviction proceedings
date                                                                                       are completed by local counsel.

Actual eviction start date  DATE(MM/DD/YYYY)                                               Actual date that the eviction proceedings
                                                                                           are commenced by local counsel.

Actual first legal date     DATE(MM/DD/YYYY)                                               Actual date that foreclosure counsel
                                                                                           filed the first legal action as defined
                                                                                           by state statute.

Actual redemption end       DATE(MM/DD/YYYY)                                               Actual date that the foreclosure
date                                                                                       redemption period expires.

Bankruptcy chapter          VARCHAR2(2)  7= Chapter 7 filed    11=  Chapter 11 filed       Chapter of bankruptcy filed.
                                         12= Chapter 12 filed  13= Chapter 13 filed

Bankruptcy flag             VARCHAR2(2)  Y=Active Bankruptcy   N=No Active Bankruptcy      Servicer defined indicator that
                                                                                           identifies that the property is an asset
                                                                                           in an active bankruptcy case.

Bankruptcy Case Number      VARCHAR2(15)                                                   The court assigned case number of the
                                                                                           bankruptcy filed by a party with interest
                                                                                           in the property.

MI claim amount paid        NUMBER(15,2)                                                   The amount paid to the servicer by the
                                                                                           PMI company as a result of submitting an
                                                                                           MI


                                      D-2-1

                                                                                           claim.

MI claim funds received     DATE(MM/DD/YYYY)                                               Actual date that funds were received from
date                                                                                       the PMI company as a result of
                                                                                           transmitting an MI claim.

Current loan amount         NUMBER(10,2)                                                   Current unpaid principal balance of the
                                                                                           loan as of the date of reporting to
                                                                                           Aurora Master Servicing.

Date FC sale scheduled      DATE(MM/DD/YYYY)                                               Date that the foreclosure sale is
                                                                                           scheduled to be held.

Date relief/dismissal       DATE(MM/DD/YYYY)                                               Actual date that the dismissal or relief
granted                                                                                    from stay order is entered by the
                                                                                           bankruptcy court.

Date REO offer accepted     DATE(MM/DD/YYYY)                                               Actual date of acceptance of an REO
                                                                                           offer.

Date REO offer received     DATE(MM/DD/YYYY)                                               Actual date of receipt of an REO offer.

Delinquency value           NUMBER(10,2)                                                   Value obtained typically from a BPO prior
                                                                                           to foreclosure referral not related to
                                                                                           loss mitigation activity.

Delinquency value source    VARCHAR2(15) BPO= Broker's Price Opinion  Appraisal=Appraisal  Name of vendor or management company that provided the delinquency valuation
                                                                                           amount.

Delinquency value date      DATE(MM/DD/YYYY)                                               Date that the delinquency valuation
                                                                                           amount was completed by vendor or
                                                                                           property management company.

Delinquency flag            VARCHAR2(2)  Y= 90+ delinq. Not in FC, Bky or Loss mit         Servicer defined indicator that
                                         N=Less than 90 days delinquent                    indentifies that the loan is  delinquent
                                                                                           but is not involved in loss mitigation,
                                                                                           foreclosure, bankruptcy or REO.

Foreclosure flag            VARCHAR2(2)  Y=Active foreclosure  N=No active foreclosure     Servicer defined indicator that
                                                                                           identifies that the loan is involved in
                                                                                           foreclosure proceedings.

Corporate expense balance   NUMBER(10,2)                                                   Total of all cumulative expenses advanced
                                                                                           by the servicer for non-escrow expenses
                                                                                           such as but not limited to: FC fees and
                                                                                           costs, bankruptcy fees and costs,
                                                                                           property preservation and property
                                                                                           inspections.

Foreclosure attorney        DATE(MM/DD/YYYY)                                               Actual date that the loan was referred to
referral date                                                                              local counsel to begin foreclosure
                                                                                           proceedings.


                                      D-2-2

Foreclosure valuation       NUMBER(15,2)                                                   Value obtained during the foreclosure
amount                                                                                     process. Usually as a result of a BPO and
                                                                                           typically used to calculate the bid.

Foreclosure valuation date  DATE(MM/DD/YYYY)                                               Date that foreclosure valuation amount
                                                                                           was completed by vendor or property
                                                                                           management company.

Foreclosure valuation       VARCHAR2(80) BPO= Broker's Price Opinion  Appraisal=Appraisal  Name of vendor or management company that
source                                                                                     provided the foreclosure valuation
                                                                                           amount.

FHA 27011A transmitted      DATE(MM/DD/YYYY)                                               Actual date that the FHA 27011A claim was
date                                                                                       submitted to HUD.

FHA 27011 B transmitted     DATE(MM/DD/YYYY)                                               Actual date that the FHA 27011B claim was
date                                                                                       submitted to HUD.

VA LGC/ FHA Case number     VARCHAR2(15)                                                   Number that is assigned individually to
                                                                                           the loan by either HUD or VA at the time
                                                                                           of origination. The number is located on
                                                                                           the Loan Guarantee Certificate (LGC) or
                                                                                           the Mortgage Insurance Certificate (MIC).

FHA Part A funds            DATE(MM/DD/YYYY)                                               Actual date that funds were received from
received date                                                                              HUD as a result of transmitting the
                                                                                           27011A claim.

Foreclosure actual sale     DATE(MM/DD/YYYY)                                               Actual date that the foreclosure sale was
date                                                                                       held.

Servicer loan number        VARCHAR2(15)                                                   Individual number that uniquely
                                                                                           identifies loan as defined by servicer.

Loan type                   VARCHAR2(2) 1=FHA Residential      2=VA Residential            Type of loan being serviced generally
                                        3=Conventional w/o PMI 4=Commercial                defined by the existence of certain types
                                        5=FHA Project          6=Conventional w/PMI        of insurance. (ie: FHA, VA, conventional
                                        7=HUD 235/265          8=Daily Simple Interest     insured, conventional uninsured, SBA,
                                                                 Loan                      etc.)
                                        9=Farm Loan            U=Unknown
                                        S=Sub prime

Loss mit approval date      DATE(MM/DD/YYYY)                                               The date determined that the servicer and
                                                                                           mortgagor agree to pursue a defined loss
                                                                                           mitigation alternative.

Loss mit flag               VARCHAR2(2)  Y= Active loss mitigation  N=No active loss       Servicer defined indicator that
                                                                      mitigation           identifies that the loan is involved in
                                                                                           completing aloss mitigation alternative.

Loss mit removal date       DATE(MM/DD/YYYY)                                               The date that the mortgagor is denied
                                                                                           loss mitigation alternatives or the date
                                                                                           that the loss mitigation alternative is
                                                                                           completed resulting in a current or
                                                                                           liquidated loan.


                                      D-2-3

Loss mit type               VARCHAR2(2)  L= Loss Mitigation    LT=Ligitation pending       The defined loss mitigation alternative
                                         NP=Pending non        CH= Charge off              identified on the loss mit approval date.
                                            -performing sale
                                         DI= Deed in lieu      FB= Forbearance plan
                                         MO=Modification       PC=Partial claim
                                         SH=Short sale         VA=VA refunding

Loss mit value              NUMBER(10,2)                                                   Value obtained typically from a BPO prior
                                                                                           to foreclosure sale intended to aid in
                                                                                           the completion of loss mitigation
                                                                                           activity.

Loss mit value date         DATE(MM/DD/YYYY)                                               Name of vendor or management company that
                                                                                           provided the loss mitigation valuation
                                                                                           amount.

Loss mit value source       VARCHAR2(15) BPO= Broker's Price   Appraisal=Appraisal         Date that the lostt mitigation valuation
                                              Opinion                                      amount was completed by vendor or
                                                                                           property management company.

MI certificate number       VARCHAR2(15)                                                   A number that is assigned individually to
                                                                                           the loan by the PMI company at the time
                                                                                           of origination. Similar to the VA LGC/FHA
                                                                                           Case Number in purpose.

LPMI Cost                   NUMBER(7,7)                                                    The current premium paid to the PMI
                                                                                           company for Lender Paid Mortgage
                                                                                           Insurance.

Occupancy status            VARCHAR2(1)  O=Owner occupied      T=Tenant occupied           The most recent status of the property
                                         U=Unknown             V=Vacant                    regarding who if anyone is occupying the
                                                                                           property.  Typically a result of a
                                                                                           routine property inspection.

First Vacancydate/          DATE(MM/DD/YYYY)                                               The date that the most recent occupancy
Occupancy status date                                                                      status was determined. Typically the date
                                                                                           of the most recent property inspection.

Original loan amount        NUMBER(10,2)                                                   Amount of the contractual obligations
                                                                                           (ie: note and mortgage/deed of trust).

Original value amount       NUMBER(10,2)                                                   Appraised value of property as of
                                                                                           origination typically determined through
                                                                                           the appraisal process.

Origination date            DATE(MM/DD/YYYY)                                               Date that the contractual obligations
                                                                                           (ie: note and mortgage/deed of trust) of
                                                                                           the mortgagor was executed.

FHA Part B funds            DATE(MM/DD/YYYY)                                               Actual date that funds were received fro
received date                                                                              HUD as a result of transmitting the
                                                                                           27011B claim.

Post petition due date      DATE(MM/DD/YYYY)                                               The post petition due date of a loan
                                                                                           involved in a chapter 13 bankruptcy.


                                      D-2-4

Property condition          VARCHAR2(2)      1= Excellent            2=Good                Physical condition of the property as
                                             3=Average               4=Fair                most recently reported to the servicer by
                                             5=Poor                  6=Very poor           vendor or property management company.

Property type               VARCHAR2(2)      1=Single family         2=Town house          Type of property secured by mortgage
                            3=Condo          4=Multifamily           5=Other               such as: single family, 2-4 unit, etc.
                            6=Prefabricated  B=Commercial            C=Land only
                            7=Mobile home    U=Unknown               D=Farm
                            A=Church         P=PUD                   R=Row house
                            O=Co-op          M=Manufactured housing  24= 2-4 family
                            CT=Condotel      MU=Mixed use

Reason for default          VARCHAR2(3)  001=Death of           02=Illness of              Cause of delinquency as identified by
                                             principal mtgr        principal mtgr          mortgagor.
                             003=Illness of mtgr's family
                                 member
                             004=Death of mtgr's family member  005=Marital difficulties
                             006=Curtailment of income          007=Excessive obligations
                             008=Abandonment of property        009=Distant employee
                                                                    transfer
                             011=Property problem               012=Inability to sell
                                                                    property
                             013=Inability to rent property     014=Military service
                             015=Other                          016=Unemployment
                             017=Business failure               019=Casualty loss
                             022=Energy-Environment costs       023= Servicing problems
                             026= Payment adjustment            027=Payment dispute
                             029=Transfer ownership pending     030=Fraud
                             031=Unable to contact borrower     INC=Incarceration

REO repaired value          NUMBER(10,2)                                                   The projected value of the property that
                                                                                           is adjusted from the "as is" value
                                                                                           assuming necessary repairs have been made
                                                                                           to the property as determined by the
                                                                                           vendor/property management company.

REO list price adjustment   NUMBER(15,2)                                                   The most recent listing/pricing amount as
amount                                                                                     updated by the servicer for REO
                                                                                           properties.

REO list price adjustment   DATE(MM/DD/YYYY)                                               The most recent date that the servicer
date                                                                                       advised the agent to make an adjustment
                                                                                           to the REO listing price.

REO value (as is)           NUMBER(10,2)                                                   The value of the property without making
                                                                                           any repairs as determined by the vendor/
                                                                                           property management copmany.

REO actual closing date     DATE(MM/DD/YYYY)                                               The actual date that the sale of the REO
                                                                                           property closed escrow.


                                      D-2-5

REO flag                    VARCHAR2(7)  Y=Active REO          N=No active REO             Servicer defined indicator that
                                                                                           identifies that the property is now Real
                                                                                           Estate Owned.

REO original list date      DATE(MM/DD/YYYY)                                               The initial/first date that the property
                                                                                           was listed with an agent as an REO.

REO original list price     NUMBER(15,2)                                                   The initial/first price that was used to
                                                                                           list the property with an agent as an
                                                                                           REO.

REO net sales proceeds      NUMBER(10,2)                                                   The actual REO sales price less closing
                                                                                           costs paid.  The net sales proceeds are
                                                                                           identified within the HUD1 settlement
                                                                                           statement.

REO sales price             NUMBER(10,2)                                                   Actual sales price agreed upon by both
                                                                                           the purchaser and servicer as documented
                                                                                           on the HUD1 settlement statement.

REO scheduled close date    DATE(MM/DD/YYYY)                                               The date that the sale of the REO
                                                                                           property is scheduled to close escrow.

REO value date              DATE(MM/DD/YYYY)                                               Date that the vendor or management
                                                                                           company completed the valuation of the
                                                                                           property resulting in the REO value
                                                                                           (as is).

REO value source            VARCHAR2(15) BPO= Broker's Price Opinion  Appraisal=Appraisal  Name of vendor or management company that provided the REO value (as is).

Repay first due date        DATE(MM/DD/YYYY)                                               The due date of the first scheduled
                                                                                           payment due under a forbearance or
                                                                                           repayment plan agreed to by both the
                                                                                           mortgagor and servicer.

Repay next due date         DATE(MM/DD/YYYY)                                               The due date of the next outstanding
                                                                                           payment due under a forbearance or
                                                                                           repayment plan agreed to by both the
                                                                                           mortgagor and servicer.

Repay plan                  DATE(MM/DD/YYYY)                                               The servicer defined date upon which the
broken/reinstated/closed                                                                   servicer considers that the plan is no
date                                                                                       longer in effect as a result of plan
                                                                                           completion or mortgagor's failure to
                                                                                           remit payments as scheduled.

Repay plan created date     DATE(MM/DD/YYYY)                                               The date that both the mortgagor and
                                                                                           servicer agree to the terms of a
                                                                                           forebearance or repayment plan.

SBO loan number             NUMBER(9)                                                      Individual number that uniquely
                                                                                           identifies loan as defined by Aurora
                                                                                           Master Servicing.


                                      D-2-6

Escrow balance/advance      NUMBER(10,2)                                                   The positive or negative account balance
balance                                                                                    that is dedicated to payment of hazard
                                                                                           insurance, property taxes, MI, etc.
                                                                                           (escrow items only)

Title approval letter       DATE(MM/DD/YYYY)                                               The actual date that the title approval
received date                                                                              was received as set forth in the HUD
                                                                                           title approval letter.

Title package HUD/VA        DATE(MM/DD/YYYY)                                               The actual date that the title package
date                                                                                       was submitted to either HUD or VA.

VA claim funds received     DATE(MM/DD/YYYY)                                               The actual date that funds were received
date                                                                                       by the servicer from the VA for the
                                                                                           expense claim submitted by the servicer.

VA claim submitted date     DATE(MM/DD/YYYY)                                               The actual date that the expense claim
                                                                                           was submitted by the servicer to the VA.

VA first funds received     NUMBER(15,2)                                                   The amount of funds received by the
amount                                                                                     servicer from VA as a result of the
                                                                                           specified bid.

VA first funds received     DATE(MM/DD/YYYY)                                               The date that the funds from the
date                                                                                       specified bid were received by the
                                                                                           servicer from the VA.

VA NOE submitted date       DATE(MM/DD/YYYY)                                               Actual date that the Notice of Election
                                                                                           to Convey was submitted to the VA.

Zip Code                    VARCHAR2(5)                                                    US postal zip code that corresponds to
                                                                                           property location.

FNMA Delinquency status     VARCHAR2(3)         09=Forbearance       17=Preforeclosure     The code that is electronically reported
code                                                                        sale           to FNMA by the servicer that reflects the
                            24=Drug seizure     26=Refinance         27=Assumption         current defaulted status of a loan.
                            28=Modification     29=Charge-off        30=Third-party sale   (ie: 65, 67, 43 or 44)
                            31=Probate          32=Military          43=Foreclosure
                                                   indulgence
                            44=Deed-in-lieu     49=Assignment        61=Second lien
                                                                        considerations
                            62=VA no-bid        63=VA Refund         64=VA Buydown
                            65=Ch. 7 bankruptcy 66=Ch. 11 bankruptcy 67=Ch. 13 bankruptcy


                                      D-2-7

FNMA delinquency            VARCHAR2(3)  001=Death of        002=Illness of                The code that is electronically reported
                                             principal mtgr      principal mtgr            to FNMA by the servicer that describes
reason code                 003=Illness of mtgr's family     004=Death of mtgr's family    the circumstance that appears to be the
                                member                           member                    primary contributing factor to the
                            005=Marital difficulties         006=Curtailment of income     delinquency.
                            007=Excessive obligations        008=Abandonment of property
                            009=Distant employee transfer    011=Property problem
                            012=Inability to sell property   013=Inability to rent
                                                                 property
                            014=Military service             015=Other
                            016=Unemployment                 017=Business failure
                            019=Casualty loss                022=Energy-Environment costs
                            023= Servicing problems          026= Payment adjustment
                            027=Payment dispute              029=Transfer ownership
                                                                 pending
                            030=Fraud                        031=Unable to contact
                                                                 borrower
                            INC=Incarceration

Suspense balance            NUMBER(10,2)                                                   Money submitted to the servicer, credited
                                                                                           to the mortgagor's account but not
                                                                                           allocated to principal, interest,
                                                                                           escrow, etc.

Restricted escrow balance   NUMBER(10,2)                                                   Money held in escrow by the mortgage
                                                                                           company through completion of repairs to
                                                                                           property.

Investor number             NUMBER (10,2)                                                  Unique number assigned to a group of
                                                                                           loans in the servicing system.


                                     D-2-8

                                    EXHIBIT E

     FORM OF CERTIFICATION TO BE PROVIDED TO THE DEPOSITOR, THE TRUSTEE AND
                      THE MASTER SERVICER BY THE SERVICER

                                                                          [DATE]

Structured Asset Securities Corporation
745 Seventh Avenue, 7th Floor
New York, New York 10019
Attention:  Mortgage Finance SARM 2005-5

[_____________]
Attention:  [_________]

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195
Attn: E. Todd Whittemore - Master Servicing
(SARM 2005-5)

      Reference is made to the Servicing Agreement dated as of April 1, 2005 (the "Agreement"), by and among Lehman Brothers Holdings Inc., Aurora Loan Services LLC (the "Servicer," in such capacity and the "Master Servicer," in such capacity), and acknowledged by JPMorgan Chase Bank, N.A., as Trustee (the "Trustee"). I, [identify the certifying individual], a [title] of the Servicer, hereby certify to the Trustee, the Master Servicer and Structured Asset Securities Corporation (the "Depositor"), and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

      1.    I have  reviewed  the  information  required to be  delivered to the
            Master   Servicer   pursuant  to  the  Agreement   (the   "Servicing
            Information").

      2. Based on my knowledge, the Servicing Information does not contain any material untrue information or omit to state information necessary to make the Servicing Information, in light of the circumstances under which such information was provided, not misleading as of the date of this certification;

      3. Based on my knowledge, the Servicing Information has been provided to the Master Servicer when and as required under the Agreement; and

      4. I am responsible for reviewing the activities performed by the Servicer under the Agreement, and based upon my knowledge and the review required under the Agreement, and except as disclosed in writing to you on or prior to the date of this certification either in the accountants' report required under the Agreement or in disclosure a copy of which is attached hereto, the Servicer has, as of the date of this certification, fulfilled its obligations under this Agreement.

                                      AURORA LOAN SERVICES LLC


                                      By:______________________________________
                                         Name:
                                         Title:

                                    EXHIBIT F

                       ASSIGNMENT AND ASSUMPTION AGREEMENT

                             [INTENTIONALLY OMITTED]


                                       F-1